                                                              EXHIBIT (a)(1)(ii)

                                   VAN KAMPEN
                           SENIOR FLOATING RATE FUND

                     OFFER TO PURCHASE FOR CASH 37,624,602
                  OF ITS ISSUED AND OUTSTANDING COMMON SHARES
                      AT NET ASSET VALUE PER COMMON SHARE

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THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT EASTERN STANDARD TIME ON FRIDAY, AUGUST 18, 2000, UNLESS THE OFFER IS EXTENDED. TO ENSURE PROCESSING OF YOUR REQUEST, A LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH ANY CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY (AS DEFINED BELOW) ON OR BEFORE AUGUST 18, 2000.

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To the Holders of Common Shares of
VAN KAMPEN SENIOR FLOATING RATE FUND:

     Van Kampen Senior Floating Rate Fund (the "Trust") is offering to purchase up to 37,624,602 of its common shares of beneficial interest, with par value of $0.01 per share ("Common Shares"), at a price (the "Purchase Price") equal to the net asset value per Common Share ("NAV") determined as of 5:00 P.M. Eastern Standard Time on the Expiration Date (as defined herein). The tendering, acceptance and withdrawal of tenders are subject to the terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"). The Offer is scheduled to terminate as of 12:00 Midnight Eastern Standard Time on August 18, 2000, unless extended by action of the Trust's Board of Trustees. An Early Withdrawal Charge (as defined in Section 3) will be imposed on most Common Shares accepted for payment that have been held for less than one year. The Common Shares are not currently traded on an established trading market. The purpose of the Offer is to attempt to provide liquidity to shareholders since the Trust is unaware of any secondary market which exists for the Common Shares. The NAV on July 14, 2000 was $9.64. You can obtain current NAV quotations from Van Kampen Funds Inc. ("VKFI") by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Standard Time, Monday through Friday, except holidays. See Section 9.

     If more than 37,624,602 Common Shares are duly tendered prior to the expiration of the Offer, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is under no obligation to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 37,624,602 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

           THIS OFFER IS BEING MADE TO ALL SHAREHOLDERS OF THE TRUST
                 AND IS NOT CONDITIONED UPON ANY MINIMUM NUMBER
                        OF COMMON SHARES BEING TENDERED.

          THIS OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE SECTION 6.

                                                                 10 SFR006-07/00

SUMMARY TERM SHEET
THIS SUMMARY HIGHLIGHTS CERTAIN INFORMATION IN THIS OFFER TO PURCHASE. YOU SHOULD
CAREFULLY READ THE ENTIRE OFFER TO PURCHASE AND RELATED LETTER OF TRANSMITTAL FOR A
MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE OFFER AND TO FULLY
UNDERSTAND THESE TERMS AND CONDITIONS.
 The Trust                The Trust is a non-diversified, closed-end management
                          investment company organized as a Massachusetts business
                          trust. The Trust seeks to provide a high level of current
                          income, consistent with the preservation of capital. The
                          Trust seeks to achieve its investment objective by investing in a professionally managed portfolio of interests in
                          floating or variable rate senior loans. As of July 14, 2000, the Trust had net assets of approximately $1.45 billion and had issued and outstanding 150,498,408 Common Shares. As of
                          July 14, 2000, the Trust's net asset value per Common Share was $9.64. For additional information about the Trust, see
                          Sections 9, 10, 13 and 14.
 The Offer                The Trust is offering to purchase for cash at the Purchase
                          Price up to 37,624,602 of its outstanding Common Shares
                          which are properly tendered and accepted for payment prior to the Expiration Date of the Offer. The tendering,
                          acceptance and withdrawal of tenders are subject to the
                          terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal. See Sections 1, 2, 5 and
                          6. An early withdrawal charge will be imposed on most Common
                          Shares accepted for payment that have been held for less
                          than one year. See Section 3.
 Purpose of the Offer     The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. The Trust currently does
                          not believe that an active secondary market for its Common
                          Shares exists or is likely to develop, and therefore the
                          Trustees consider each quarter making a tender offer to
                          purchase Common Shares at their NAV to attempt to provide
                          liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their
                          Common Shares or that the Trust will make any such tender
                          offer in the future. The Trustees may terminate the Offer, amend its terms, reject Common Shares tendered for payment or postpone payment, if during the tender period, certain
                          events occur which the Trustees consider make it inadvisable to proceed with the Offer. See Sections 6, 7, 11 and 16.
 The Purchase Price       The purchase price is equal to the NAV determined as of 5:00
                          P.M. Eastern Standard Time on the Expiration Date. See
                          Section 1. The cost of purchasing the full 37,624,602 Common
                          Shares pursuant to the Offer would be approximately
                          $362,701,163 (assuming a NAV of $9.64 on the Expiration
                          Date). The Trust anticipates that cash necessary to purchase any Common Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new common shares of the Trust and specified pay-downs from the senior loans in the Trust's portfolio, and then from the proceeds from the sale of cash equivalents held by the
                          Trust. The Trust also may borrow amounts, if necessary,
                          pursuant to a credit agreement which has been established to provide the Trust with additional liquidity for its tender offers. See Section 12.
 The Expiration Date      The Offer is scheduled to terminate as of 12:00 Midnight
                          Eastern Standard Time on August 18, 2000, unless extended by action of the Trust's Board of Trustees. The later of August
                          18, 2000 or the latest time and date to which the Offer is extended is the "Expiration Date". If the expiration date is extended, the Trust will make a public announcement of the new expiration date. See Sections 1 and 16.
 Tendering Common Shares  Shareholders seeking to tender their Common Shares pursuant to the Offer must send to the Trust's depositary on or
                          before the Expiration Date a properly completed and executed
                          Letter of Transmittal (or manually signed facsimile
                          thereof), Common Share certificates (if applicable) and any other documents required by the Letter of Transmittal. See
                          Section 3.
 Withdrawing Tenders      Shareholders seeking to withdraw their tender of Common
                          Shares must send to the Trust's depositary a written,
                          telegraphic, telex or facsimile transmission notice of
                          withdrawal that specifies the name of the person withdrawing a tender of Common Shares, the number of Common Shares to be withdrawn, and, if certificates representing such Common
                          Shares have been delivered or otherwise identified to the
                          depositary, the name of the registered holder(s) of such
                          Common Shares. Shareholders may withdraw Common Shares
                          tendered at any time prior to the Expiration Date and, if
                          the Common Shares have not yet been accepted for payment by the Trust, at any time after 12:00 Midnight Eastern Standard
                          Time on September 15, 2000. See Section 4.

                                   IMPORTANT

     If you desire to tender all or any portion of your Common Shares, you should either (1) complete and sign the Letter of Transmittal and mail or deliver it along with any Common Share certificate(s) and any other required documents to Van Kampen Investor Services Inc. (the "Depositary") or (2) request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you must contact such broker, dealer, commercial bank, trust company or other nominee if you desire to tender your Common Shares.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE TRUST AS TO WHETHER SHAREHOLDERS SHOULD TENDER COMMON SHARES PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

     Questions and requests for assistance may be directed to VKFI at the address and telephone number set forth below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal should be directed to VKFI.

July 21, 2000                               VAN KAMPEN SENIOR FLOATING
                                              RATE FUND
Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
(800) 341-2911
                                            Depositary: Van Kampen Investor
                                            Services Inc.
                                            By Mail, Hand Delivery or Courier:
                                            7501 Tiffany Springs Parkway
                                            Kansas City, MO 64153
                                            Attn: Van Kampen Senior Floating
                                                  Rate Fund

                               TABLE OF CONTENTS

SECTION                                                                 PAGE
-------                                                                 ----
   1.     Price; Number of Common Shares..............................     5
   2.     Procedure for Tendering Common Shares.......................     5
   3.     Early Withdrawal Charge.....................................     7
   4.     Withdrawal Rights...........................................     8
   5.     Payment for Shares..........................................     9
   6.     Certain Conditions of the Offer.............................     9
   7.     Purpose of the Offer........................................    10
   8.     Plans or Proposals of the Trust.............................    10
   9.     Price Range of Common Shares; Dividends.....................    11
  10.     Interest of Trustees and Executive Officers; Transactions
          and Arrangements Concerning the Common Shares...............    11
  11.     Certain Effects of the Offer................................    12
  12.     Source and Amount of Funds..................................    12
  13.     Certain Information about the Trust.........................    14
  14.     Additional Information......................................    15
  15.     Certain Federal Income Tax Consequences.....................    15
  16.     Extension of Tender Period; Termination; Amendments.........    16
  17.     Miscellaneous...............................................    17
     EXHIBIT A: Unaudited Financial Statements for the Semiannual
                Period Ended January 31, 2000.........................   A-1
                    Audited Financial Statements for the Fiscal Year
                Ended July 31, 1999...................................  A-23

     1. PRICE; NUMBER OF COMMON SHARES. The Trust will, upon the terms and subject to the conditions of the Offer, accept for payment (and thereby purchase) 37,624,602 or such lesser number of its issued and outstanding Common Shares which are properly tendered (and not withdrawn in accordance with Section
4) prior to 12:00 Midnight Eastern Standard Time on August 18, 2000 (such time and date being hereinafter called the "Initial Expiration Date"). The Trust reserves the right to extend the Offer. See Section 16. The later of the Initial Expiration Date or the latest time and date to which the Offer is extended is hereinafter called the "Expiration Date." The Purchase Price of the Common Shares will be their NAV determined as of 5:00 P.M. Eastern Standard Time on the Expiration Date. The NAV on July 14, 2000 was $9.64. You can obtain current NAV quotations from VKFI by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Standard Time, Monday through Friday, except holidays. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. See Section 9. The Trust will not pay interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than one year. See Section 3.

     The Offer is being made to all shareholders of the Trust and is not conditioned upon any minimum number of Common Shares being tendered. If the number of Common Shares properly tendered prior to the Expiration Date and not withdrawn is less than or equal to 37,624,602 Common Shares (or such greater number of Common Shares as the Trust may elect to purchase pursuant to the Offer), the Trust will, upon the terms and subject to the conditions of the Offer, purchase at NAV all Common Shares so tendered. If more than 37,624,602 Common Shares are duly tendered prior to the expiration of the Offer and not withdrawn, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is not obligated to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 37,624,602 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

     On July 14, 2000 there were approximately 150,498,408 Common Shares issued and outstanding and there were approximately 39,418 holders of record of Common Shares. The Trust has been advised that no trustees, officers or affiliates of the Trust intend to tender any Common Shares pursuant to the Offer.

     The Trust reserves the right, in its sole discretion, at any time or from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. See Section 16. There can be no assurance, however, that the Trust will exercise its right to extend the Offer. If the Trust decides, in its sole discretion, to increase (except for any increase not in excess of 2% of the outstanding Common Shares) or decrease the number of Common Shares being sought and, at the time that notice of such increase or decrease is first published, sent or given to holders of Common Shares in the manner specified below, the Offer is scheduled to expire at any time earlier than the tenth business day from the date that such notice is first so published, sent or given, the Offer will be extended at least until the end of such ten business day period.

     2. PROCEDURE FOR TENDERING COMMON SHARES.

     Proper Tender of Common Shares. Except as otherwise set forth under the heading "Procedures for Selling Group Members" below, for Common Shares to be properly tendered pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, any certificates for such Common Shares, and any other documents required by the Letter of Transmittal, must be received on or before the Expiration Date by the Depositary at its address set forth on page 3 of this Offer to Purchase.

     It is a violation of Section 14(e) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Rule 14e-4 promulgated thereunder, for a person to tender Common Shares in a partial tender offer for such person's own account unless at the time of tender and until such time as the securities are accepted for payment the person so tendering has a net long position equal to or greater than the amount tendered in

(i) the Common Shares and will deliver or cause to be delivered such shares for purposes of tender to the Trust prior to or on the Expiration Date, or (ii) an equivalent security and, upon the acceptance of his or her tender will acquire the Common Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Common Shares so acquired for the purpose of tender to the Trust prior to or on the Expiration Date.

     Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

     The acceptance of Common Shares by the Trust for payment will constitute a binding agreement between the tendering shareholder and the Trust upon the terms and subject to the conditions of the Offer, including the tendering shareholder's representation that (i) such shareholder has a net long position in the Common Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act and (ii) the tender of such Common Shares complies with Rule 14e-4.

     Signature Guarantees and Method of Delivery. Signatures on the Letter of Transmittal are not required to be guaranteed unless (1) the proceeds for the tendered Common Shares will amount to more than $50,000, (2) the Letter of Transmittal is signed by someone other than the registered holder of the Common Shares tendered therewith, or (3) payment for tendered Common Shares is to be sent to a payee other than the registered owner of such Common Shares and/or to an address other than the registered address of the registered owner of the Common Shares. In those instances, all signatures on the Letter of Transmittal must be guaranteed by a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank (an "Eligible Institution"). If Common Shares are registered in the name of a person or persons other than the signer of the Letter of Transmittal or (a) if payment is to be made to, (b) unpurchased Common Shares are to be registered in the name of or (c) any certificates for unpurchased Common Shares are to be returned to any person other than the registered owner, then the Letter of Transmittal and, if applicable, the tendered Common Share certificates must be endorsed or accompanied by appropriate authorizations, in either case signed exactly as such name or names appear on the registration of the Common Shares with the signatures on the certificates or authorizations guaranteed by an Eligible Institution. If signature is by attorney-in-fact, executor, administrator, Trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, other legal documents will be required. See Instructions 1 and 4 of the Letter of Transmittal.

     Payment for Common Shares tendered and accepted for payment pursuant to the Offer will be made only after receipt by the Depositary on or before the Expiration Date of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by the Letter of Transmittal. If your Common Shares are evidenced by certificates, those certificates must be received by the Depositary on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING CERTIFICATES FOR COMMON SHARES, IS AT THE ELECTION AND RISK OF THE PARTY TENDERING COMMON SHARES. IF DOCUMENTS ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED.

     Procedures for Selling Group Members. If you are a selling group member, in order for you to tender any Common Shares pursuant to the Offer, you may place a confirmed wire order with VKFI. All confirmed wire orders used to tender Common Shares pursuant to this Offer must be placed on the Expiration Date only (wire orders placed on any other date will not be accepted by the Trust). Common Shares tendered by a wire order are deemed to be tendered when VKFI receives the order but subject to the condition subsequent that the settlement instructions, including (with respect to tendered Common Shares for which the selling group member is not the registered owner) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any other documents required by the Letter of Transmittal and any Common Share certificates, are received by the Depository within three New York Stock Exchange trading days after receipt by VKFI of such order.

     Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Trust, in its sole discretion, whose determination shall be final and binding. The Trust reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which may, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Common Share(s) or any particular shareholder, and the Trust's interpretations of the terms and conditions of the Offer will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such times as the Trust shall determine. Tendered Common Shares will not be accepted for payment unless the defects or irregularities have been cured within such time or waived. Neither the Trust, VKFI, the Depositary nor any other person shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

     Federal Income Tax Withholding. To prevent backup federal income tax withholding equal to 31% of the gross payments made pursuant to the Offer, each shareholder who has not previously submitted a Form W-9 to the Trust or does not otherwise establish an exemption from such withholding must notify the Depositary of such shareholder's correct taxpayer identification number (or certify that such taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing the Form W-9 enclosed with the Letter of Transmittal. Foreign shareholders who are resident aliens and who have not previously submitted a Form W-9, or other foreign shareholders who have not previously submitted a Form W-8, to the Trust must do so in order to avoid backup withholding.

     The Depositary will withhold 30% of the gross payments payable to a foreign shareholder unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. (Exemption from backup withholding does not exempt a foreign shareholder from the 30% withholding). For this purpose, a foreign shareholder, in general, is a shareholder that is not
(i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust whose administration is subject to the primary jurisdiction of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the shareholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign shareholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such shareholder may be eligible should consider doing so in order to avoid over-withholding. A foreign shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one of the three tests for capital gain or loss treatment described in Section 15 or is otherwise able to establish that no tax or a reduced amount of tax was due.

     For a discussion of certain other federal income tax consequences to tendering shareholders, see Section 15.

     3. EARLY WITHDRAWAL CHARGE. The Depositary will impose an early withdrawal charge (the "Early Withdrawal Charge") on most Common Shares accepted for payment which have been held less than one year. The Early Withdrawal Charge will be imposed on a number of Common Shares accepted for payment from a record holder of Common Shares the value of which exceeds the aggregate value at the time the tendered Common Shares are accepted for payment of (a) all Common Shares owned by such holder that were purchased more than one year prior to such acceptance, (b) all Common Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Common Shares owned by such holder (namely, those purchased within the one year preceding acceptance for payment) over the purchase price of such Common Shares. The Early Withdrawal Charge will be paid to VKFI on behalf of the holder of the Common Shares. In determining whether an Early Withdrawal Charge is payable, Common Shares accepted for payment pursuant to the Offer shall be deemed to be those Common

Shares purchased earliest by the Shareholder. Any Early Withdrawal Charge which is required to be imposed will be made in accordance with the following schedule.

                                                                EARLY
                     YEAR OF REPURCHASE                       WITHDRAWAL
                       AFTER PURCHASE                           CHARGE
                     ------------------                       ----------
First.......................................................     1.0%
Second and following........................................     0.0%

     Exchanges. Tendering shareholders may elect to have the Depositary invest the cash proceeds from the tender of Common Shares of the Trust in contingent deferred sales charge shares ("Class C Shares") of certain open-end investment companies advised by either Van Kampen Investment Advisory Corp. or Van Kampen Asset Management Inc. and distributed by VKFI ("VK Funds"), subject to certain limitations. The Early Withdrawal Charge will be waived for Common Shares tendered pursuant to this election, however, such Class C Shares immediately become subject to a contingent deferred sales charge schedule equivalent to the Early Withdrawal Charge schedule of the Trust. Thus, shares of such VK Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Funds. The purchase of shares of such VK Fund will be deemed to have occurred at the time of the purchase of the Common Shares of the Trust for calculating the applicable contingent deferred sales charge.

     The prospectus for each VK Fund describes its investment objectives and policies. Shareholders can obtain a prospectus without charge by calling 1-800-341-2911 and should consider these objectives and policies carefully before making the election described above. Tendering shareholders may purchase Class C Shares of a VK Fund only if shares of such VK Fund are available for sale, and shareholders establishing a new Class C Share account of a VK Fund must invest net tender proceeds from Common Shares which have a value at or above the new account minimum of such VK Fund. An exchange is still deemed to be a tender of Common Shares causing a taxable event and may result in a taxable gain or loss for the tendering shareholders.

     A shareholder may make the election described above by completing the appropriate section on the Letter of Transmittal or by giving proper instructions to the shareholder's broker or dealer. Although this election to purchase Class C Shares of a VK Fund has been made available as a convenience to the Trust's shareholders, neither the Trust nor its Board of Trustees makes any recommendation as to whether shareholders should invest in shares of another VK Fund.

     4. WITHDRAWAL RIGHTS. Except as otherwise provided in this Section 4, tenders of Common Shares made pursuant to the Offer will be irrevocable. You may withdraw Common Shares tendered at any time prior to the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Trust, at any time after 12:00 Midnight Eastern Standard Time on September 15, 2000.

     To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Depositary at the address set forth on page 3 of this Offer to Purchase. Any notice of withdrawal must specify the name of the person having tendered the Common Shares to be withdrawn, the number of Common Shares to be withdrawn, and, if certificates representing such Common Shares have been delivered or otherwise identified to the Depositary, the name of the registered holder(s) of such Common Shares as set forth in such certificates if different from the name of the person tendering the Common Shares. If certificates have been delivered to the Depositary, then, prior to the release of such certificates, you must also submit the certificate numbers shown on the particular certificates evidencing such Common Shares and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution.

     All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Trust in its sole discretion, whose determination shall be final and binding. None of the Trust, VKFI, Van Kampen Investments Inc. ("VK Inc."), the Depositary or any other person is or will be obligated to give any notice of any defects or irregularities in any notice of withdrawal, and none of them will incur any liability for failure to give any such notice. Common Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Common Shares may be retendered by following the procedures described in Section 2 prior to the Expiration Date.

     5. PAYMENT FOR SHARES. For purposes of the Offer, the Trust will be deemed to have accepted for payment (and thereby purchased) Common Shares which are tendered and not withdrawn when, as and if it gives oral or written notice to the Depositary of its acceptance of such Common Shares for payment pursuant to the Offer.

     Payment for Common Shares purchased pursuant to the Offer will be made by depositing the aggregate purchase price therefor with the Depositary, which will act as agent for tendering shareholders for the purpose of receiving payment from the Trust and either transmitting payment directly to the tendering shareholders or, in the case of tendering shareholders electing to invest such proceeds in another VK Fund, transmitting payment directly to the transfer agent for purchase of Class C Shares of the designated VK Fund for the account of such shareholders. In all cases, payment for Common Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary, as required pursuant to the Offer, of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any certificates representing such Common Shares, if issued, and any other required documents. Certificates for Common Shares not purchased (see Sections 1 and 6), or for Common Shares not tendered included in certificates forwarded to the Depositary, will be returned promptly following the termination, expiration or withdrawal of the Offer, without expense to the tendering shareholder.

     The Trust will pay all transfer taxes, if any, payable on the transfer to it of Common Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Common Shares are to be registered in the name of any person other than the registered holder, or if tendered certificates, if any, are registered or the Common Shares tendered are held in the name of any person other than the person signing the Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. The Trust will not pay any interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than one year. See
Section 3. In addition, if certain events occur, the Trust may not be obligated to purchase Common Shares pursuant to the Offer. See Section 6.

     ANY TENDERING SHAREHOLDER OR OTHER PAYEE WHO HAS NOT PREVIOUSLY SUBMITTED A COMPLETED AND SIGNED SUBSTITUTE FORM W-9 AND WHO FAILS TO COMPLETE FULLY AND SIGN THE SUBSTITUTE FORM W-9 ENCLOSED WITH THE LETTER OF TRANSMITTAL MAY BE SUBJECT TO REQUIRED FEDERAL INCOME TAX WITHHOLDING OF 31% OF THE GROSS PROCEEDS PAID TO SUCH SHAREHOLDER OR OTHER PAYEE PURSUANT TO THE OFFER. SEE SECTION 2.

     6. CERTAIN CONDITIONS OF THE OFFER. Notwithstanding any other provision of the Offer, the Trust shall not be required to accept for payment, purchase or pay for any Common Shares tendered, and may terminate or amend the Offer or may postpone the acceptance for payment of, the purchase of and payment for Common Shares tendered, if at any time at or before the time of purchase of any such Common Shares, any of the following events shall have occurred (or shall have been determined by the Trust to have occurred) which, in the Trust's sole judgment in any such case and regardless of the circumstances (including any action or omission to act by the Trust), makes it inadvisable to proceed with the Offer or with such purchase or payment: (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust; (2) such transactions, if consummated, would (a) impair the Trust's status as a regulated investment company under federal income tax law (which would make the Trust a taxable entity, causing the Trust's taxable income to be taxed at the Trust level) or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market,
(c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting the Trust or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Trust or the holders of its Common Shares if the tendered Common Shares are purchased.

     The foregoing conditions are for the Trust's sole benefit and may be asserted by the Trust regardless of the circumstances giving rise to any such condition (including any action or inaction by the Trust), and any such condition may be waived by the Trust in whole or in part, at any time and from time to time in its sole discretion. The Trust's failure at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and circumstances shall not be deemed a waiver with respect to any other facts or circumstances; and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Trust concerning the events described in this Section 6 shall be final and shall be binding on all parties.

     If the Trust determines to terminate or amend the Offer or to postpone the acceptance for payment of or payment for Common Shares tendered, it will, to the extent necessary, extend the period of time during which the Offer is open as provided in Section 16. Moreover, in the event any of the foregoing conditions are modified or waived in whole or in part at any time, the Trust will promptly make a public announcement of such waiver and may, depending on the materiality of the modification or waiver, extend the Offer period as provided in Section 16.

     7. PURPOSE OF THE OFFER. The Trust currently does not believe that an active secondary market for its Common Shares exists or is likely to develop. In recognition of the possibility that a secondary market may not develop for the Common Shares of the Trust, or, if such a market were to develop, the Common Shares might trade at a discount, the Trustees have determined that it would be in the best interest of its shareholders for the Trust to take action to attempt to provide liquidity to shareholders or to reduce or eliminate any future market value discount from NAV that might otherwise exist, respectively. To that end, the Trustees presently intend each quarter to consider making a tender offer to purchase Common Shares at their NAV. The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their Common Shares or that the Trust will make any such tender offer in the future.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES AND HAS NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     8. PLANS OR PROPOSALS OF THE TRUST. Except as set forth in this Section 8, the Trust has no present plans or proposals which relate to or would result in any extraordinary transaction such as a merger, reorganization or liquidation involving the Trust; any purchase, sale or transfer of a material amount of assets of the Trust other than in its ordinary course of business; any material changes in the Trust's present capitalization (except as resulting from the Offer or otherwise set forth herein); or any other material changes in the Trust's structure or business. The Trust's fundamental investment policies and restrictions give the Trust the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Trust converts to a master-feeder structure, the existing shareholders of the Trust would continue to hold their shares of the Trust and the Trust would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Trust would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Trust's Board of Trustees presently does not intend to affect any conversion to a master-feeder structure.

     9. PRICE RANGE OF COMMON SHARES; DIVIDENDS. The Trust's NAV from July 14, 1998 through July 14, 2000 ranged from a high of $10.12 to a low of $9.63. On July 14, 2000, the NAV was $9.64. You can obtain current NAV quotations from VKFI by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Standard Time, Monday through Friday, except holidays. NAV quotes also may be obtained through the ICI Pricing Service which is released each Friday evening and published by the Dow Jones Capital Markets Wire Service on each Friday; published in the New York Times on each Saturday; published in the Chicago Tribune on each Sunday; and published weekly in Barron's magazine. The Trust offers and sells its Common Shares to the public on a continuous basis through VKFI as principal underwriter. The Trust is not aware of any secondary market trading for the Common Shares. Dividends on the Common Shares are declared daily and paid monthly.

     Over the twelve month period preceding the commencement of the Offer, the Trust paid the following dividends per Common Share held for the entire respective dividend period:

                     DIVIDEND PAYMENT                       AMOUNT OF DIVIDEND
                           DATE                              PER COMMON SHARE
                     ----------------                       ------------------
June 23, 2000.............................................. $0.0640
May 25, 2000............................................... $0.0639
April 25, 2000............................................. $0.0640
March 24, 2000............................................. $.063035705
February 25, 2000.......................................... $.0610
January 25, 2000........................................... $.046212125
December 31, 1999.......................................... $0.0148
December 23, 1999.......................................... $0.0575
November 24, 1999.......................................... $0.0575
October 25, 1999........................................... $0.0575
September 24, 1999......................................... $0.0575
August 25, 1999............................................ $0.0561
July 23, 1999.............................................. $0.0550

Shareholders tendering Common Shares remain entitled to receive dividends declared on such Common Shares up to the settlement date of the Offer.

     10. INTEREST OF TRUSTEES AND EXECUTIVE OFFICERS; TRANSACTIONS AND ARRANGEMENTS CONCERNING THE COMMON SHARES. As of July 14, 2000, the trustees and executive officers of the Trust as a group beneficially owned no Common Shares. In connection with the Trust's organization on December 19, 1997, VK Inc., an affiliate of the Trust's investment adviser, was issued 10,000 Common Shares for $100,000. The Trust has been informed that no trustee or executive officer or affiliate of the Trust intends to tender any Common Shares pursuant to the Offer.

     Except as set forth in this Section 10, based upon the Trust's records and upon information provided to the Trust by its trustees, executive officers and affiliates (as such term is used in the Securities Exchange Act of 1934), neither the Trust nor, to the best of the Trust's knowledge, any of the trustees or executive officers of the Trust, nor any affiliates of any of the foregoing, has effected any transactions in the Common Shares during the 60 day period prior to the date hereof.

     The Board of Trustees has recently appointed Richard F. Powers, III (President and Chief Executive Officer of Van Kampen Investments Inc.) as a trustee of the Trust replacing the retiring Don G. Powell (former Chairman and Director of Van Kampen Investments Inc.). Mr. Powers has also been appointed as President of the Trust and certain other funds distributed by VKFI. Prior to May 1998, Mr. Powers was Executive Vice President and Director of Marketing at Morgan Stanley Dean Witter & Co. and Director of Dean Witter Discover & Co. and Dean Witter Realty. Prior to 1996, Mr. Powers was a Director of Dean Witter Reynolds Inc. Dennis J. McDonnell retired from the Board of Trustees of the Trust and retired as Executive Vice President and Chief Investment Officer of the Trust on March 31, 2000. The Board of Trustees appointed Stephen L. Boyd (Executive Vice President and Chief Investment Officer of Van Kampen Investments Inc. and President and Chief Operating Officer of the Adviser) as Executive Vice President and

Chief Investment Officer of the Trust. Mr. Boyd has been named Executive Vice President and Chief Investment Officer of certain other funds distributed by VKFI.

     Except as set forth in this Offer to Purchase, neither the Trust nor, to the best of the Trust's knowledge, any of its affiliates, trustees or executive officers, is a party to any agreement, arrangement or understanding, whether or not legally enforceable, between the Trust, any of the Trust's executive officers or trustees, any person controlling the Trust or any officer or director of any corporation ultimately in control of the Trust and any other person with respect to any securities of the Trust.

     11. CERTAIN EFFECTS OF THE OFFER. The purchase of Common Shares pursuant to the Offer will have the effect of increasing the proportionate interest in the Trust of shareholders who do not tender their Common Shares. If you retain your Common Shares you will be subject to any increased risks that may result from the reduction in the Trust's aggregate assets resulting from payment for the tendered Common Shares (e.g., greater volatility due to decreased diversification and higher expenses). However, the Trust believes that since the Trust is engaged in a continuous offering of the Common Shares, those risks would be reduced to the extent new Common Shares of the Trust are sold. All Common Shares purchased by the Trust pursuant to the Offer will be held in treasury pending disposition.

     12. SOURCE AND AMOUNT OF FUNDS. The total cost to the Trust of purchasing the full 37,624,602 Common Shares pursuant to the Offer would be approximately $362,701,163 (assuming a NAV of $9.64 on the Expiration Date). The Trust anticipates that the Purchase Price for any Common Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new Common Shares of the Trust and specified pay-downs from the participation interests in senior corporate loans which it has acquired, and then from the proceeds from the sale of cash equivalents held by the Trust. The Trust may from time to time enter into one or more credit agreements to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Trust currently is a party to a credit agreement which will terminate by its terms on September 13, 2000 (described in more detail below). The Trust has never borrowed any amounts available under such credit arrangements in the past. If, in the judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust to pay for tendered Common Shares, the Trust may terminate the Offer. See Section 6.

     The Trust has entered into a Second Amendment and Restatement of Credit Agreement, dated as of June 14, 1999 as amended by letter agreement dated June 13, 2000 (the "Credit Agreement"), among the Trust and Van Kampen Prime Rate Income Trust (the "Co-Borrower") as borrowers, the banks party thereto (the "Financial Institutions"), and Bank of America National Trust and Savings Association ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $500,000,000 to the Trust and the Co-Borrower, which is not secured by the assets of the Trust or Co-Borrower or other collateral. As of the date hereof, neither the Trust nor the Co-Borrower has drawn any of the funds available under the Credit Agreement. The proceeds of any amounts borrowed under the Credit Agreement may be used to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that it may make. The Credit Agreement has terms and conditions substantially similar to the following:

     a. Each of the Trust and the Co-Borrower is entitled to borrow money ("Loans") from the Financial Institutions in amounts which in the aggregate do not exceed the lesser of (i) the $500 million credit facility, provided that the aggregate amount of Loans to the Trust or the Co-Borrower on an individual basis cannot exceed twelve and one half percent (12.5%) of the net asset value of the Trust or Co-Borrower, as the case may be (defined as total assets minus total liabilities minus assets subject to liens).

     b. Loans made under the Credit Agreement, if any, will bear interest daily at the option of the Trust or Co-Borrower, as applicable, (i) at a rate per annum equal to the federal funds rate from time to time plus 0.45%, or (ii) at a rate per annum equal to a reserve-adjusted interbank offered rate offered by BofA's Grand Cayman Branch ("IBOR") plus 0.45% per annum. Each of the Trust and Co-Borrower will bear the expenses of any borrowings attributable to it under the Credit Agreement. Such interest will be due, in arrears, on the outstanding principal amount of each Loan (i) as to any federal funds rate Loan on the last business day of each calendar quarter and (ii) as any offshore rate Loan, from one (1) day to sixty
        (60) days from the date of the Loan, as selected by the Trust or Co-Borrower, as applicable, in advance. Interest on the outstanding principal of the Loans will also be due on the date of any prepayment of any offshore rate Loan and on demand during the existence of an event of default under the Credit Agreement payable by the borrower subject to such event of default. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. No Loan shall be outstanding for a period of more than sixty (60) days, and there shall be no more than three Interest Periods as defined in the Credit Agreement in effect.

     c. The Trust paid approximately $5,320 of fees and expenses to BofA or its affiliates on the date the Credit Agreement was executed. In addition, during the term of the Credit Agreement, the Trust is obligated to pay its pro rata share (based on the relative net assets of the Trust and Co-Borrower) of a commitment fee computed at the rate of 0.09% per annum on the average daily unused amount of the facility.

     d. The principal amount of any Loan made under the Credit Agreement, if any, is required to be paid sixty (60) days from the date of the Loan. Each of the Trust and Co-Borrower is entitled to prepay a Loan made to it in multiples of $1,000,000, provided that the Trust or Co-Borrower, as applicable, gives sufficient notices of prepayment. On the Commitment Termination Date (as defined below), all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

     e. The drawdown of the initial Loan, if any, under the Credit Agreement is subject to certain conditions, including, among other things, the Trust and Co-Borrower, as applicable, executing and delivering a promissory note made payable to the order of each Financial Institution, in the form attached to the Credit Agreement (the "Promissory Notes"). The drawdown of each Loan, if any, is further conditioned upon the satisfaction of additional conditions, including, without limitation,
        (i) the providing of notice with respect to the Loan; (ii) the asset coverage ratio for the applicable borrower being at least 8 to 1; (iii) there being no default or event of default in existence with respect to the applicable borrower; (iv) the representations and warranties with respect to the applicable borrower made in the Credit Agreement continuing to be true; and (v) there being no Loans outstanding with respect to the applicable borrower for more than sixty (60) days on the day preceding the proposed borrowing.

     f. The Credit Agreement contains various affirmative and negative covenants of the Trust and Co-Borrower, including, without limitation, obligations: (i) to provide periodic financial information; (ii) with limited exceptions, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets; (iii) to continue to engage in its current type of business and to maintain its existence as a business trust; (iv) to comply with applicable laws, rules and regulations; (v) to maintain insurance on its property and business; (vi) to limit the amount of its debt based upon 12.5% of the net asset value of the applicable borrower; and (vii) to not create any lien on any of its assets, with certain exceptions.

     g. The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) failure to pay when due any amounts required to be paid to the Financial Institutions under the Credit Agreement or the Promissory Notes; (ii) any material misrepresentations in the Credit Agreement or documents delivered to the Financial Institutions; (iii) failure to observe or perform certain terms, covenants and agreements contained in the Credit Agreement, the Promissory Notes or other documents delivered to the Financial Institutions; (iv) failure to comply with the Trust's or Co-Borrower's, as applicable, fundamental investment policies or investment restrictions; (v) failure to comply by the Trust or Co-Borrower, as applicable, with all material provisions of the Investment Company Act of 1940; (vi) the voluntary or involuntary bankruptcy of the Trust or Co-Borrower, as applicable; (vii) the entry of judgments for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 30 days; and (viii) a change in control of the Trust's or Co-Borrower's, as applicable, investment adviser.

     h. The credit facility provided pursuant to the Credit Agreement will terminate on September 13, 2000 (the "Commitment Termination Date"), unless extended or earlier terminated pursuant to the terms thereof, and all accrued interest and principal will be due thereon.

     Pursuant to guidelines applicable to the Trust and the Co-Borrower, any Loans to the Trust and Co-Borrower will be made on a first-come, first-serve basis. If, at any time, the demand for borrowings by the Trust and Co-Borrower exceeds amounts available under the Credit Agreement, such borrowing will be allocated on a fair and equitable basis, taking into consideration factors, including without limitation, relative net assets of the Trust and Co-Borrower, amounts requested by the Trust and Co-Borrower, and availability of other sources of cash to meet each parties needs.

     The Trust intends to repay any Loans under the Credit Agreement from proceeds from the specified pay-downs from the interests in Senior Loans (as defined below) which will be acquired and from proceeds from the sale of Common Shares.

     The foregoing descriptions of the Credit Agreement do not purport to be complete or final, and are qualified in their entirety by reference to the Credit Agreement included as Exhibits (b)(1) and (b)(2) to the Issuer Tender Offer Statement on Schedule TO of the Trust. See Section 14.

     13. CERTAIN INFORMATION ABOUT THE TRUST. The Trust was organized as a Massachusetts business trust on December 19, 1997 and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. Although the Trust's NAV will vary, the Trust's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Trust's NAV as a result of changes in interest rates. Senior Loans in which the Trust will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate or other base lending rates used by commercial lenders. The Senior Loans in the Trust's portfolio at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, the interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, the interest payable to the Trust on its investments in Senior Loans should decrease. The amount of time required to pass before the Trust realizes the effects of changing short-term market interest rates on its portfolio varies with the dollar-weighted average time until the next interest rate redetermination on securities in the Trust's portfolio.

     The Trust has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it is able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or participations in Senior Loans purchased from a single lender. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     The Trust is advised by Van Kampen Investment Advisory Corp. (the "Adviser") pursuant to an Investment Advisory Agreement under which the Trust accrues daily and pays monthly to the Adviser an investment management fee based on the per annum rate of: 0.95% of the first $4.0 billion of average daily net assets of the Trust, 0.90% on the next $3.5 billion, 0.875% on the next $2.5 billion and 0.85% on average daily net assets over $10.0 billion. Howard Tiffen, Vice President of the Trust and Senior Vice President and Director of Senior Loans of the Adviser, has primary responsibility for the day-to-day management of the Trust. Mr. Tiffen also has primary responsibility for the day-to-day management of the portfolio of the Van Kampen Prime Rate

Income Trust, a continuously offered closed end investment company, and Van Kampen Senior Income Trust, a closed end investment company listed on the New York Stock Exchange, both investing primarily in Senior Loans and having investment objectives and policies substantially similar to those of the Fund. Mr. Tiffen is also Senior Vice President and Director of Senior Loans of Van Kampen Asset Management Inc. and Van Kampen Management Inc. Mr. Tiffen has over 25 years of investment experience and manages over $11.8 billion in senior loan assets for Van Kampen Investments Inc. Prior to joining the Adviser, Mr. Tiffen was senior portfolio manager for Pilgrim Investments' Senior Floating Rate Investment Management business from 1995 to 1999, where he managed the Pilgrim Prime Rate Trust and other structured senior loan portfolios. From 1982 to 1995, Mr. Tiffen held positions in the lending and capital markets functions at Bank of America, and its predecessor, Continental Bank. The Trust is a party to an Administration Agreement with VK Inc. Under the Administration Agreement, the Trust pays VK Inc. a monthly fee based on the per annum rate of 0.25% of the Trust's average daily net assets. The Trust is a party to an Offering Agreement with VKFI. Under the Offering Agreement, the Trust offers and sells its Common Shares to the public on a continuous basis through VKFI as principal underwriter. The Adviser, VK Inc. and VKFI are indirect wholly owned subsidiaries of Morgan Stanley Dean Witter & Co. VKFI compensates broker-dealers participating in the continuous offering of the Trust's Common Shares at a rate of 0.75% of the dollar value of Common Shares purchased from the Trust by such broker-dealers. VKFI also compensates broker-dealers who have entered into sales agreements with VKFI at an annual rate, paid quarterly, equal to an amount up to 0.75% of the value of Common Shares sold by each respective broker-dealer and remaining outstanding after one year from the date of their original purchase. VKFI also may provide, from time to time, additional cash incentives to broker-dealers which employ representatives who sell a minimum dollar amount of the Common Shares. All such compensation is or will be paid by VKFI out of its own assets, and not out of the assets of the Trust. The compensation paid to such broker-dealers and to VKFI, including the compensation paid at the time of purchase, the quarterly payments, any additional incentives paid from time to time and the Early Withdrawal Charge, if any, will not in the aggregate exceed applicable limitations. In addition, the Trust may make service fee payments pursuant to the Trust's Service Plan for personal services and/or the maintenance of shareholder accounts to VKFI and broker-dealers and other persons in amounts not exceeding 0.25% of the Trust's average daily net assets for any fiscal year. The Trustees have initially implemented the Service Plan by authorizing service fee payments to VKFI and broker-dealers and other persons in amounts not expected to exceed 0.15% of the Trust's average daily net assets.

     The principal executive offices of the Trust are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555.

     Reference is hereby made to Section 9 of this Offer to Purchase and the financial statements attached hereto as Exhibit A which are incorporated herein by reference.

     14. ADDITIONAL INFORMATION. The Trust has filed an Issuer Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the "Commission") which includes certain additional information relating to the Offer. Such material may be inspected and copied at prescribed rates at the Commission's public reference facilities at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; Jacob K. Javits Federal Building, 26 Federal Plaza, New York, New York 10278; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material may also be obtained by mail at prescribed rates from the Public Reference Branch of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Issuer Tender Offer Statement on Schedule TO is available along with other related materials at the Commission's internet website (http://www.sec.gov).

     15. CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the federal income tax consequences of a sale of Common Shares pursuant to the Offer. Shareholders should consult their own tax advisers regarding the tax consequences of a sale of Common Shares pursuant to the Offer, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

     The sale of Common Shares pursuant to the Offer will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or under certain circumstances, as a "dividend." Under Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code"), a sale of Common Shares pursuant to the Offer generally will be treated as a "sale or exchange" if the receipt of cash by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class C Shares of a designated VK Fund: (a) results in a "complete termination" of the shareholder's interest in the Trust, (b) is "substantially disproportionate" with respect to the shareholder, or (c) is "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests has been met, Common Shares actually owned, as well as Common Shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. If any of these three tests for "sale or exchange" treatment is met, a shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class C Shares of a designated VK Fund, pursuant to the Offer and the tax basis of the Common Shares sold. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     If none of the tests set forth in Section 302(b) of the Code is met, amounts received by a shareholder or by the Depositary on behalf of a shareholder, as the case may be, who sells Common Shares pursuant to the Offer will be taxable to the shareholder as a "dividend" to the extent of such shareholder's allocable share of the Trust's current or accumulated earnings and profits, and the excess of such amounts received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's tax basis in the Common Shares sold pursuant to the Offer) and any amounts in excess of the shareholder's tax basis would constitute taxable gain. Thus, a shareholder's tax basis in the Common Shares sold will not reduce the amount of the "dividend." Any remaining tax basis in the Common Shares tendered to the Trust will be transferred to any remaining Common Shares held by such shareholder. In addition, if a tender of Common Shares is treated as a "dividend" to a tendering shareholder, a constructive dividend under
Section 305(c) of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Trust has been increased by such tender. The Trust believes, however, that the nature of the repurchase will be such that a tendering shareholder will qualify for "sale or exchange" treatment (as opposed to "dividend" treatment).

     16. EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS. The Trust reserves the right, at any time and from time to time, to extend the period of time during which the Offer is pending by making a public announcement thereof. In the event that the Trust so elects to extend the tender period, the Purchase Price for the Common Shares tendered will be determined as of 5:00 P.M. Eastern Standard Time on the Expiration Date, as extended, and the Offer will terminate as of 12:00 Midnight Eastern Standard Time on the Expiration Date, as extended. During any such extension, all Common Shares previously tendered and not purchased or withdrawn will remain subject to the Offer. The Trust also reserves the right, at any time and from time to time up to and including the Expiration Date, to (a) terminate the Offer and not to purchase or pay for any Common Shares or, subject to applicable law, postpone payment for Common Shares upon the occurrence of any of the conditions specified in Section 6, and (b) amend the Offer in any respect by making a public announcement thereof. Such public announcement will be issued no later than 9:00 A.M. Eastern Standard Time on the next business day after the previously scheduled Expiration Date and will disclose the approximate number of Common Shares tendered as of that date. Without limiting the manner in which the Trust may choose to make a public announcement of extension, termination or amendment, except as provided by applicable law, the Trust shall have no obligation to publish, advertise or otherwise communicate any such public announcement, other than by making a release to the Dow Jones News Service.

     If the Trust materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, the Trust will extend the Offer to the extent required by Rule 13e-4 promulgated under the Exchange Act. These rules require that the minimum period during which an offer must remain open following material changes in the terms of the offer or information concerning the offer (other than a change in price or a change in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of such terms or information. If (i) the Trust increases or decreases the price to be paid for Common Shares, or the Trust increases the number of Common Shares being sought by an amount exceeding 2% of the outstanding Common Shares, or the Trust decreases the number of Common Shares being sought and (ii) the Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from, and including, the date that notice of such increase or decrease is first published, sent or given, the Offer will be extended at least until the expiration of such period of ten business days.

     17. MISCELLANEOUS. The Offer is not being made to, nor will the Trust accept tenders from, owners of Common Shares in any jurisdiction in which the Offer or its acceptance would not comply with the securities or Blue Sky laws of such jurisdiction. The Trust is not aware of any jurisdiction in which the making of the Offer or the tender of Common Shares would not be in compliance with the laws of such jurisdiction. However, the Trust reserves the right to exclude holders in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. So long as the Trust makes a good-faith effort to comply with any state law deemed applicable to the Offer, the Trust believes that the exclusion of holders residing in such jurisdiction is permitted under Rule 13e-4(f)(9) promulgated under the Exchange Act. In any jurisdiction the securities or Blue Sky laws of which require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on the Trust's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

July 21, 2000                           VAN KAMPEN SENIOR FLOATING RATE FUND

                                                      BY THE NUMBERS

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD(1).

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  80.1%
            AEROSPACE/DEFENSE  1.9%
$  4,933    Aerostructures Corp.,
            Term Loan...............  NR        BB-     12/31/03               $    4,933,479
  13,850    Decrane Finance Co.,
            Term Loan...............  B2        B+      09/30/05 to 04/23/06       13,849,379
   6,419    High Performance
            Plastics, Inc., Term
            Loan....................  NR        NR      03/31/05                    6,417,676
   7,449    Stellex Technologies,
            Inc., Term Loan.........  B2        B+      09/30/06                    7,448,209
                                                                               --------------
                                                                                   32,648,743
                                                                               --------------
            AUTOMOTIVE  3.4%
   4,868    Breed Technologies,
            Inc., Term
            Loan (a)(b).............  NR        NR      04/27/04 to 04/27/06        3,894,256
     949    Breed Technologies,
            Inc., Revolving Credit
            Agreement (a)(b)........  NR        NR      04/27/04                      758,983
     193    Breed Technologies,
            Inc., Debtor In
            Possession (b)..........  NR        NR      09/30/00                      193,425
   5,000    Exide Corp., Term
            Loan....................  Ba3       NR      03/18/05                    5,012,360
  12,632    J.L. French Automotive
            Castings, Inc., Term
            Loan....................  B1        B+      10/21/06                   12,632,091
   9,967    Metalforming
            Technologies, Inc., Term
            Loan....................  NR        NR      06/30/06                    9,965,795
   4,000    Polypore, Inc., Term
            Loan....................  Ba3       B+      12/31/06                    3,999,807
   4,947    Safelite Glass Corp.,
            Term Loan...............  B1        B+      12/23/03                    3,907,641
   2,000    Safelite Glass Corp.,
            Revolving Credit
            Agreement...............  B1        B+      12/23/03                    1,579,480
  15,000    Tenneco Automotive,
            Inc., Term Loan.........  Ba3       BB      11/04/07 to 07/04/08       15,107,295
                                                                               --------------
                                                                                   57,051,133
                                                                               --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            BEVERAGE, FOOD & TOBACCO  2.8%
$ 39,284    Agrilink Foods, Inc.,
            Term Loan...............  B1        B+      09/30/04 to 09/30/05   $   39,038,558
   9,250    B & G Foods, Inc., Term
            Loan....................  B1        B+      03/31/06                    9,246,161
                                                                               --------------
                                                                                   48,284,719
                                                                               --------------
            BROADCASTING--CABLE  0.6%
   9,310    Fairchild Corp., Term
            Loan....................  Ba3       BB-     04/30/06                    9,310,954
                                                                               --------------

            BROADCASTING--DIVERSIFIED  0.9%
  10,000    Comcord Broadcasting,
            Term Loan...............  NR        NR      06/30/07                    9,999,773
   4,550    White Knight, Term
            Loan....................  NR        NR      06/30/07                    4,550,894
                                                                               --------------
                                                                                   14,550,667
                                                                               --------------
            BROADCASTING--RADIO  0.4%
   7,000    Cumulus Media, Inc.,
            Term Loan...............  B1        B+      09/30/07 to 02/28/08        6,999,931
                                                                               --------------

            BROADCASTING--TELEVISION  1.0%
   8,000    Quoram Broadcasting,
            Inc., Term Loan.........  NR        NR      09/30/07                    7,999,300
   9,333    Sinclair Broadcast
            Group, Inc., Term
            Loan....................  Ba2       BB-     09/15/05                    9,331,821
                                                                               --------------
                                                                                   17,331,121
                                                                               --------------
            BUILDINGS & REAL ESTATE  1.0%
   4,954    Builders FirstSource,
            Inc., Term Loan.........  NR        BB-     12/30/05                    4,955,136
  12,500    Prison Realty Trust,
            Inc., Term Loan.........  Ba3       BB      12/31/02                   12,502,029
                                                                               --------------
                                                                                   17,457,165
                                                                               --------------
            CHEMICAL, PLASTICS & RUBBER  4.7%
  10,000    Georgia Gulf Corp., Term
            Loan....................  Ba1       BBB-    11/12/06                   10,058,330
   1,148    Huntsman Corp., Term
            Loan....................  Ba2       BB      12/31/02                    1,147,892
   2,659    Huntsman Corp.,
            Revolving Credit
            Agreement...............  Ba2       BB      12/31/02                    2,658,382
  24,063    Lyondell Chemical Co.,
            Term Loan...............  Ba3       NR      06/30/05 to 05/17/06       24,461,323

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            CHEMICAL, PLASTICS & RUBBER (CONTINUED)
$  5,000    MetoKote Corp., Term
            Loan....................  NR        NR      11/02/05               $    4,999,669
   8,075    Pioneer Americas, Inc.,
            Term Loan...............  B3        B+      12/31/06                    8,066,504
   6,278    Sterling Pulp Chemicals,
            Inc., Term Loan.........  B3        BB-     09/30/04                    6,278,381
  17,113    Sybron Chemicals, Inc.,
            Term Loan...............  NR        NR      07/31/04                   17,083,973
   5,713    West American Rubber,
            Term Loan...............  NR        NR      06/30/05                    5,713,000
                                                                               --------------
                                                                                   80,467,454
                                                                               --------------
            CONSTRUCTION MATERIALS  2.7%
  20,875    American Building Co.,
            Term Loan...............  NR        NR      11/15/05                   20,861,807
   5,216    Flextek Components,
            Inc., Term Loan (a).....  NR        NR      02/28/05                    2,625,755
  12,103    Hexcel Corp., Term
            Loan....................  Ba3       BB-     09/14/05 to 09/15/05       12,100,439
   9,950    Mueller Group, Inc.,
            Term Loan...............  NR        B+      08/16/06 to 08/16/07       10,008,038
                                                                               --------------
                                                                                   45,596,039
                                                                               --------------
            CONTAINERS, PACKAGING & GLASS  2.3%
  10,960    Dr. Pepper Holdings,
            Inc., Term Loan.........  NR        NR      10/07/07                   10,986,260
  10,000    LLS Corp., Term Loan....  B1        B+      07/31/06                    9,998,518
  14,925    Mediapak Corp., Term
            Loan....................  NR        NR      12/31/05 to 12/31/06       14,927,269
   3,894    Stone Container Corp.,
            Term Loan...............  Ba3       B+      10/01/03                    3,906,946
                                                                               --------------
                                                                                   39,818,993
                                                                               --------------
            DIVERSIFIED MANUFACTURING  1.3%
   9,975    Blount, Inc., Term
            Loan....................  B1        B+      09/30/06                    9,971,692
  12,500    Citation Corp., Term
            Loan....................  NR        B+      12/01/07                   12,500,525
                                                                               --------------
                                                                                   22,472,217
                                                                               --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            ECOLOGICAL  3.0%
$ 50,000    Allied Waste North
            America, Inc., Term
            Loan....................  Ba3       BB      07/23/06 to 07/23/07   $   48,465,150
   3,188    Safety-Kleen Corp., Term
            Loan....................  Ba3       BB      04/03/05 to 04/03/06        3,182,412
                                                                               --------------
                                                                                   51,647,562
                                                                               --------------
            ELECTRONICS  2.3%
   7,500    Amphenol Corp., Term
            Loan....................  Ba3       BB      05/19/04                    7,414,845
   7,500    Computer Associates
            International, Inc.,
            Term Loan...............  Baa1      BBB+    05/26/04                    7,492,181
   8,946    Dynamic Details, Inc.,
            Term Loan...............  B1        NR      04/22/05                    8,946,000
   4,957    EG&G Technical Services,
            Inc., Term Loan.........  B1        NR      08/20/07                    4,956,777
   4,953    Stratus Computers, Inc.,
            Term Loan...............  NR        NR      12/31/04                    4,978,126
   5,000    Stream International,
            Term Loan...............  NR        NR      12/31/06                    5,000,100
                                                                               --------------
                                                                                   38,788,029
                                                                               --------------
            ENTERTAINMENT & LEISURE  4.1%
  10,000    Aspen Marketing, Inc.,
            Term Loan...............  NR        NR      06/30/06                   10,002,286
  12,500    Bally Total Fitness
            Holding Corp., Term
            Loan....................  B1        B+      11/10/04                   12,491,717
  10,000    Fitness Holdings
            Worldwide, Inc., Term
            Loan....................  NR        B+      11/02/06 to 11/02/07        9,988,750
  15,000    SFX Entertainment, Inc.,
            Term Loan...............  B1        B+      06/30/06                   14,981,250
  17,000    Six Flags Theme Parks,
            Inc., Term Loan.........  Ba2       B+      09/30/05                   17,107,763
   4,610    True Temper Sports,
            Inc., Term Loan.........  B1        BB-     09/30/05                    4,609,858
                                                                               --------------
                                                                                   69,181,624
                                                                               --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            FINANCE  3.1%
$  9,950    Bridge Information
            Systems, Inc., Term
            Loan....................  NR        NR      05/29/05               $    9,952,422
  16,958    Outsourcing Solutions,
            Term Loan...............  B2        NR      06/01/06                   16,957,100
  10,000    Paul G. Allen, Term
            Loan....................  NR        NR      06/10/03                    9,996,063
  16,000    Sovereign Bancorp, Inc.,
            Term Loan...............  Ba3       NR      11/14/03                   16,053,328
                                                                               --------------
                                                                                   52,958,913
                                                                               --------------
            GROCERY  1.6%
  27,615    The Pantry, Inc., Term
            Loan....................  B1        BB-     01/31/06                   27,678,769
                                                                               --------------

            HEALTHCARE  3.1%
  15,000    Alliance Imaging, Inc.,
            Term Loan...............  B1        NR      11/02/07 to 11/02/08       14,997,339
   9,975    Charles River
            Laboratories, Inc., Term
            Loan....................  B1        B+      09/29/07                    9,968,571
   4,988    Unilab Corp., Term
            Loan....................  B1        B+      11/23/06                    4,987,690
  18,119    Vencor, Inc., Term Loan
            (a)(b)..................  Caa2      NR      01/15/05                   15,763,784
   7,900    Wilson Greatbatch, Ltd.,
            Term Loan...............  NR        NR      07/30/04                    7,899,944
                                                                               --------------
                                                                                   53,617,328
                                                                               --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  1.7%
  21,398    Imperial Home Decor
            Group, Inc., Term Loan
            (b).....................  Caa3      D       03/13/06                   12,223,212
  16,519    Rent-A-Center, Inc.,
            Term Loan...............  Ba3       BB-     01/31/06 to 01/31/07       16,405,000
                                                                               --------------
                                                                                   28,628,212
                                                                               --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            HOTELS, MOTELS, INNS & GAMING  1.9%
$ 10,000    Aladdin Gaming, LLC,
            Term Loan...............  B2        NR      08/25/06 to 08/26/06   $   10,000,695
   6,987    Meditrust Corp.,
            Revolving Credit
            Agreement...............  NR        NR      07/17/01                    6,986,042
  16,000    Starwood Hotel and
            Resorts Worldwide, Inc.,
            Term Loan...............  Ba1       NR      02/23/03                   15,999,487
                                                                               --------------
                                                                                   32,986,224
                                                                               --------------
            INSURANCE  0.3%
   5,000    Brera Gab Robins, Inc.,
            Term Loan...............  NR        NR      12/01/05                    4,999,963
                                                                               --------------

            MACHINERY  2.4%
   4,078    Numantics, Inc., Term
            Loan....................  Ba3       B       03/19/04 to 09/19/05        4,078,763
  15,000    Ocean Rig (Norway), Term
            Loan....................  NR        NR      06/01/08                   14,997,821
  10,000    Terex Corp., Term
            Loan....................  Ba3       BB-     03/06/06                   10,029,690
  12,500    United Rentals, Inc.,
            Term Loan...............  Ba2       BB+     06/30/06                   12,476,563
                                                                               --------------
                                                                                   41,582,837
                                                                               --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  0.6%
   9,850    Ispat Inland, Term
            Loan....................  Ba3       BB      07/16/05 to 07/16/06        9,800,750
                                                                               --------------

            PERSONAL & MISCELLANEOUS SERVICES  0.9%
   1,842    Boyds Collection, Ltd.,
            Term Loan...............  Ba3       B+      04/21/06                    1,831,020
  13,500    Dimac Corp., Term
            Loan....................  NR        NR      06/30/06 to 12/30/06       13,521,808
                                                                               --------------
                                                                                   15,352,828
                                                                               --------------
            PHARMACEUTICALS  1.0%
  17,471    King Pharmaceuticals,
            Inc., Term Loan.........  B1        BB-     12/18/06                   17,517,899
                                                                               --------------

            PRINTING & PUBLISHING  3.6%
   6,380    Advanstar
            Communications, Inc.,
            Term Loan...............  Ba3       B+      04/30/05                    6,361,063
  16,000    Big Flower Press
            Holdings, Inc., Term
            Loan....................  B1        NR      12/06/08                   15,999,550

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE

            PRINTING & PUBLISHING (CONTINUED)
$  4,923    Check Printers, Inc.,
            Term Loan...............  NR        NR      06/30/05               $    4,923,026
  10,000    Haights Cross
            Communications, Inc.,
            Term Loan...............  B2        B+      12/10/06                   10,000,000
   8,789    Pacifica Papers, Inc.,
            Term Loan...............  Ba2       BB      03/12/06                    8,790,383
   6,429    Penton Media, Inc., Term
            Loan....................  Ba3       BB-     06/30/07                    6,427,143
   4,984    Reiman Publications,
            Inc., Term Loan.........  NR        NR      12/10/05                    5,003,005
   4,135    TWP Capital Corp., Term
            Loan....................  NR        NR      10/01/04                    4,135,399
                                                                               --------------
                                                                                   61,639,569
                                                                               --------------
            RESTAURANTS & FOOD SERVICE  1.8%
   3,640    AFC Enterprises, Inc.,
            Term Loan...............  Ba3       BB-     06/30/02                    3,640,014
   1,384    Carvel Corp., Term
            Loan....................  NR        NR      06/30/00                    1,383,750
  24,805    Domino's, Inc., Term
            Loan....................  B1        B+      12/21/06 to 12/21/07       24,895,255
                                                                               --------------
                                                                                   29,919,019
                                                                               --------------
            RETAIL--OFFICE PRODUCTS  0.9%
   7,000    Buhrmann US, Inc., Term
            Loan....................  Ba3       BB-     10/26/07                    7,037,191
   8,810    U.S. Office Products
            Co., Term Loan..........  B3        B       06/09/06                    8,809,858
                                                                               --------------
                                                                                   15,847,049
                                                                               --------------
            RETAIL--OIL & GAS  0.6%
   9,334    Superior Energy
            Services, Inc., Term
            Loan....................  Ba3       BB-     06/30/06                    9,332,915
                                                                               --------------

            RETAIL--STORES  1.3%
  14,813    Duane Reade, Inc., Term
            Loan....................  B1        B+      02/15/06                   14,814,163
   7,123    Kirkland's Holdings,
            Term Loan...............  NR        NR      06/30/02                    7,123,145
                                                                               --------------
                                                                                   21,937,308
                                                                               --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--CELLULAR  0.9%
$ 15,000    Wireless One Network,
            L.P., Term Loan.........  NR        NR      09/30/07               $   15,000,375
                                                                               --------------

            TELECOMMUNICATIONS--HYBRID 3.4%
   5,000    Cincinnati Bell, Inc.,
            Term Loan...............  Ba1       BB+     12/30/06                    4,999,745
  13,500    Nextel Finance Co., Term
            Loan....................  Ba2       BB-     06/30/08 to 12/31/08       13,682,817
  15,000    Orius Corp., Term
            Loan....................  NR        B+      12/14/06                   14,999,157
  24,000    Pacific Crossing Ltd.,
            Term Loan...............  NR        NR      07/28/06                   24,000,000
                                                                               --------------
                                                                                   57,681,719
                                                                               --------------
            TELECOMMUNICATIONS--PERSONAL COMMUNICATION SYSTEMS  7.1%
  38,300    BCP SP Ltd., Term
            Loan....................  NR        NR      03/31/00                   37,917,000
  18,810    Davel Financing Co......  NR        NR      06/23/05                   18,813,496
  15,000    Nextel Partners
            Operating Corp., Term
            Loan....................  B2        B-      07/29/08                   14,993,745
  29,034    Omnipoint
            Communications, Inc.,
            Term Loan...............  B2        NR      02/01/06 to 02/17/06       29,194,367
   6,000    Omnipoint Midwest
            Holdings, Term Loan.....  NR        NR      12/31/06                    5,997,815
   5,000    TeleCorp PCS, Inc., Term
            Loan....................  B2        NR      12/05/07                    4,989,585
   9,694    Telespectrum Worldwide,
            Inc., Term Loan.........  NR        NR      12/31/01 to 12/31/03        9,692,133
                                                                               --------------
                                                                                  121,598,141
                                                                               --------------
            TELECOMMUNICATIONS--WIRELESS MESSAGING  1.8%
  55,000    Iridium Operating LLC,
            Term Loan (a)(b)........  NR        D       12/29/00                   20,350,127
  11,000    TSR Wireless LLC, Term
            Loan....................  NR        NR      06/30/05                   11,025,226
                                                                               --------------
                                                                                   31,375,353
                                                                               --------------
            TEXTILES & LEATHER  3.2%
   8,155    American Marketing
            Industries, Inc., Term
            Loan....................  NR        NR      11/30/04 to 11/30/05        8,156,178
  19,242    Glenoit Corp., Term
            Loan....................  B1        B       12/31/03 to 06/30/04       19,242,102

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

PRINCIPAL                                BANK LOAN
 AMOUNT                                  RATINGS+
  (000)             BORROWER          MOODY'S    S&P      STATED MATURITY*         VALUE
            TEXTILES & LEATHER (CONTINUED)
$  5,400    Humphrey's, Inc., Term
            Loan....................  B2        NR      01/15/03               $    5,401,608
   3,385    Joan Fabrics Corp., Term
            Loan....................  NR        NR      06/30/05                    3,376,887
   4,994    Norcorp, Inc., Term
            Loan....................  NR        NR      05/30/06 to 11/30/06        4,993,185
  13,825    Norcross Safety
            Products, Term Loan.....  NR        NR      10/02/05                   13,825,000
                                                                               --------------
                                                                                   54,994,960
                                                                               --------------
            TRANSPORTATION--CARGO  1.8%
   4,821    Gemini Leasing, Inc.,
            Term Loan...............  B1        NR      08/12/05                    4,813,937
  17,000    North American Van
            Lines, Inc., Term
            Loan....................  B1        B+      11/18/07                   16,998,159
   8,059    OmniTrax Railroads, LLC,
            Term Loan...............  NR        NR      05/14/05                    8,060,365
                                                                               --------------
                                                                                   29,872,461
                                                                               --------------
            TRANSPORTATION--MANUFACTURING COMPONENTS  1.0%
  17,188    SPX Corp., Term Loan....  Ba2       BB+     09/30/06                   17,273,438
                                                                               --------------

            TRANSPORTATION--PERSONAL  3.7%
  40,000    Avis Rent A Car, Inc.,
            Term Loan...............  Ba3       BB+     06/30/06 to 06/30/07       40,261,140
  23,084    Motor Coach Industries
            International, Inc.,
            Term Loan...............  Ba3       BB-     06/15/06                   23,066,570
                                                                               --------------
                                                                                   63,327,710
                                                                               --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  80.1%
  (Cost $1,412,077,633).....................................................   $1,366,530,091
                                                                               --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

                                                                                   VALUE
            SHORT-TERM INVESTMENTS  18.3%
            COMMERCIAL PAPER  16.1%
            Armstrong World Industries ($5,000,000 par, maturing 02/23/00,
            yielding 5.74%).................................................   $    4,982,461
            Ashland, Inc. ($20,000,000 par, maturing 02/10/00 to 02/18/00,
            yielding 5.75% to 5.83%)........................................       19,958,095
            Autoliv ASP, Inc. ($8,774,000 par, maturing 02/29/00, yielding
            5.90%)..........................................................        8,733,737
            Baxter International, Inc. ($25,000,000 par, maturing 02/02/00,
            yielding 5.50%).................................................       24,996,181
            Bell Atlantic Network ($20,984,000 par, maturing 02/08/00 to
            02/15/00, yielding 5.58% to 5.60%)..............................       20,954,693
            CSX Corp. ($10,000,000 par, maturing 02/16/00, yielding 5.85%)..        9,975,625
            Conagra, Inc. ($10,000,000 par, maturing 02/02/00, yielding
            5.70%)..........................................................        9,998,417
            Cox Communications, Inc. ($20,000,000 par, maturing 02/11/00 to
            02/17/00, yielding 5.80% to 5.95%)..............................       19,963,644
            Dial Corp. ($6,800,000 par, maturing 02/03/00, yielding
            5.75%)..........................................................        6,797,828
            Dominion Resources, Inc. ($25,000,000 par, maturing 02/08/00 to
            02/24/00, yielding 5.75% to 5.86%)..............................       24,932,661
            FDX Corp. ($20,000,000 par, maturing 02/03/00 to 02/18/00,
            yielding 5.73% to 5.75%)........................................       19,969,664
            Fluor Corp. ($7,200,000 par, maturing 02/16/00, yielding
            5.64%)..........................................................        7,183,080
            Grainger W.W., Inc. ($10,000,000 par, maturing 02/15/00,
            yielding 5.60%).................................................        9,978,222
            Hertz Corp. ($10,000,000 par, maturing 02/10/00, yielding
            5.55%)..........................................................        9,986,125
            Illinois Power Co. ($5,000,000 par, maturing 02/04/00, yielding
            5.70%)..........................................................        4,997,625
            Nabisco, Inc. ($10,620,000 par, maturing 02/15/00, yielding
            5.70%)..........................................................       10,596,459
            RPM, Inc. ($22,000,000 par, maturing 02/04/00 to 02/09/00,
            yielding 5.80% to 5.85%)........................................       21,981,200
            Safeway, Inc. ($10,000,000 par, maturing 02/07/00, yielding
            5.75%)..........................................................        9,990,417
            Texas Utilities Co. ($15,000,000 par, maturing 02/07/00 to
            02/25/00, yielding 5.72% to 5.95%)..............................       14,970,633
            Wal Mart Stores, Inc. ($10,000,000 par, maturing 02/14/00,
            yielding 5.59%).................................................        9,979,814
            Xtra, Inc. ($4,000,000 par, maturing 02/04/00, yielding
            5.72%)..........................................................        3,998,093
                                                                               --------------

            TOTAL COMMERCIAL PAPER..........................................      274,924,674
                                                                               --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2000 (Unaudited)

                                                                                   VALUE
            SHORT-TERM LOAN PARTICIPATIONS  2.1%
            Comdisco Inc. ($6,000,000 par, maturing 02/01/00, yielding
            6.00%)..........................................................   $    6,000,000
            Cox Communications, Inc. ($5,000,000 par, maturing 02/01/00,
            yielding 6.00%).................................................        5,000,000
            Praxair, Inc. ($25,000,000 par, maturing 02/01/00, yielding
            6.40%)..........................................................       25,000,000
                                                                               --------------

            TOTAL SHORT-TERM LOAN PARTICIPATIONS............................       36,000,000
                                                                               --------------

            TIME DEPOSIT  0.1%
            State Street Bank & Trust Corp. ($2,000,000 par, 5.00% coupon,
            dated 01/31/00, to be sold on 02/01/00 at $2,000,278)...........        2,000,000
                                                                               --------------

TOTAL SHORT-TERM INVESTMENTS  18.3%
  (Cost $312,924,674).......................................................      312,924,674
                                                                               --------------

TOTAL INVESTMENTS  98.4%
  (Cost $1,725,002,307).....................................................    1,679,454,765

OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%.................................       27,860,543
                                                                               --------------

NET ASSETS  100.0%..........................................................   $1,707,315,308
                                                                               ==============

NR=Not Rated
 + Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.
 1  Industry percentages are calculated as a percentage of net assets.
(a) This Senior Loan interest is non-income producing.
(b) This Borrower has filed for protection in federal bankruptcy court.
 * Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.
 ** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $1,725,002,307).....................  $1,679,454,765
Cash........................................................      17,688,765
Receivables:
  Interest..................................................      13,202,529
  Fund Shares Sold..........................................       7,159,471
  Investments Sold..........................................       2,613,998
Prepaid Expenses............................................         738,865
Other.......................................................         309,128
                                                              --------------
      Total Assets..........................................   1,721,167,521
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       9,560,981
  Income Distributions......................................       2,039,823
  Investment Advisory Fee...................................       1,426,091
  Administrative Fee........................................         394,957
  Distributor and Affiliates................................         282,171
  Initial Offering and Registration Costs...................          41,558
Trustees' Deferred Compensation and Retirement Plans........          53,856
Accrued Expenses............................................          52,776
                                                              --------------
      Total Liabilities.....................................      13,852,213
                                                              --------------
NET ASSETS..................................................  $1,707,315,308
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 173,671,374 shares issued and
  outstanding)..............................................  $    1,736,714
Paid in Surplus.............................................   1,744,154,325
Accumulated Undistributed Net Investment Income.............       6,088,149
Accumulated Net Realized Gain...............................         883,662
Net Unrealized Depreciation.................................     (45,547,542)
                                                              --------------
NET ASSETS..................................................  $1,707,315,308
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,707,315,308 divided by
  173,671,374 shares outstanding)...........................  $         9.83
                                                              ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 70,674,892
Fees........................................................        16,239
Other.......................................................       706,003
                                                              ------------
    Total Income............................................    71,397,134
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     7,733,324
Administrative Fee..........................................     2,035,085
Service Fee.................................................     1,221,051
Shareholder Services........................................       545,403
Custody.....................................................       272,132
Legal.......................................................       154,400
Amortization of Organizational Costs........................       102,254
Trustees' Fees and Related Expenses.........................        45,988
Other.......................................................       455,473
                                                              ------------
    Total Expenses..........................................    12,565,110
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 58,832,024
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  1,110,577
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (911,892)
  End of the Period.........................................   (45,547,542)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (44,635,650)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(43,525,073)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 15,306,951
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended January 31, 2000 and the Year Ended July 31, 1999 (Unaudited)

                                                       SIX MONTHS
                                                         ENDED            YEAR ENDED
                                                    JANUARY 31, 2000    JULY 31, 1999
                                                    ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $   58,832,024     $   58,912,884
Net Realized Gain................................         1,110,577            891,210
Net Unrealized Depreciation During the Period....       (44,635,650)        (1,472,606)
                                                     --------------     --------------
Change in Net Assets from Operations.............        15,306,951         58,331,488
                                                     --------------     --------------
Distributions from Net Investment Income.........       (56,047,850)       (56,436,224)
Distributions from Net Realized Gain.............        (1,076,619)           (39,076)
                                                     --------------     --------------
    Total Distributions..........................       (57,124,469)       (56,475,300)
                                                     --------------     --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................       (41,817,518)         1,856,188
                                                     --------------     --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................       415,319,512      1,133,265,976
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................        40,301,672         39,411,306
Cost of Shares Repurchased.......................      (178,440,995)      (114,016,137)
                                                     --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................       277,180,189      1,058,661,145
                                                     --------------     --------------
TOTAL INCREASE IN NET ASSETS.....................       235,362,671      1,060,517,333
NET ASSETS:
Beginning of the Period..........................     1,471,952,637        411,435,304
                                                     --------------     --------------
End of the Period (Including undistributed net
  investment income of $6,088,149 and $3,303,975,
  respectively)..................................    $1,707,315,308     $1,471,952,637
                                                     ==============     ==============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2000 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $  15,306,951
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (228,705,381)
  Increase in Interest Receivable...........................     (5,716,487)
  Increase in Receivable for Investments sold...............     (2,363,998)
  Increase in Prepaid Expenses..............................       (490,230)
  Decrease in Unamortized Organizational Costs..............        102,254
  Increase in Other Assets..................................       (296,386)
  Increase in Payable for Investments Purchased.............      9,560,981
  Increase in Investment Advisory Fees Payable..............        231,234
  Increase in Administrative Fees Payable...................         60,851
  Decrease in Distributor & Affiliates Payable..............        (39,042)
  Decrease in Accrued Expenses..............................       (210,196)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................         19,414
                                                              -------------
    Total Adjustments.......................................   (227,846,986)
                                                              -------------
NET CASH USED FOR OPERATING ACTIVITIES......................   (212,540,035)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    427,452,185
Change in Intra-day Credit Line with Custodian Bank.........     (2,093,112)
Payments on Shares Repurchased..............................   (178,440,995)
Cash Dividends Paid.........................................    (15,612,659)
Capital Gain Distributions Paid.............................     (1,076,619)
                                                              -------------
  Net Cash Provided by Financing Activities.................    230,228,800
                                                              -------------
NET INCREASE IN CASH........................................     17,688,765
Cash at Beginning of the Period.............................            -0-
                                                              -------------
CASH AT END OF THE PERIOD...................................  $  17,688,765
                                                              =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                                                             MARCH 27, 1998
                                             SIX MONTHS                      (COMMENCEMENT
                                                ENDED                        OF INVESTMENT
                                             JANUARY 31,     YEAR ENDED      OPERATIONS) TO
                                                2000        JULY 31, 1999    JULY 31, 1998
                                             ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....  $ 10.085        $ 10.037          $10.000
                                              --------        --------          -------
  Net Investment Income.....................      .360            .652             .213
  Net Realized and Unrealized Gain/Loss.....     (.261)           .037             .034
                                              --------        --------          -------
Total from Investment Operations............      .099            .689             .247
                                              --------        --------          -------
Less:
  Distributions from Net Investment
    Income..................................      .347            .640             .210
  Distributions from Realized Gain..........      .006            .001              -0-
                                              --------        --------          -------
Total Distributions.........................      .353            .641             .210
                                              --------        --------          -------
NET ASSET VALUE, END OF THE PERIOD..........  $  9.831        $ 10.085          $10.037
                                              ========        ========          =======
Total Return* (a)...........................     1.02%**         7.09%            2.52%**
Net Assets at End of the Period (In
  millions).................................  $1,707.3        $1,472.0          $ 411.4
Ratio of Expenses to Average Net Assets*....     1.54%           1.60%            1.70%
Ratio of Net Investment Income to Average
  Net Assets*...............................     7.21%           6.66%            6.33%
Portfolio Turnover (b)......................       19%**           23%               4%**
 * If certain expenses had not been waived by Van
   Kampen, Total Return would have been lower and the
   ratios would have been as follows:
    Ratio of Expenses to Average Net
      Assets................................       N/A           1.61%            1.92%
    Ratio of Net Investment Income to
      Average Net Assets....................       N/A           6.65%            6.11%

** Non-Annualized
N/A = Not Applicable.
(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.
(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Fund commenced investment operations on March 27, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Variable Rate Senior Loan interests ("Loan interests") are valued by the Fund following guidelines established and periodically reviewed by the Fund's Board of Trustees. Subject to criteria established by the Fund's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources, certain Loan interests are valued at the mean of bid and ask market indicators supplied by independent pricing sources approved by the Fund's Board of Trustees. All other Loan interests are valued by considering a number of factors including consideration of market indicators, transactions in instruments which Van Kampen Investment Advisory Corp. (the "Adviser") believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Loan interests in the Fund's portfolio. The fair value of Loan interests are reviewed and approved by the Fund's Valuation Committee and by the Fund's Board of Trustees. The fair value of a Loan interest may differ significantly from the market value that would have been used had there been a ready and reliable market for that Loan interest.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. Short-term loan participations are valued at cost in the absence of any indication of impairment.

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. ORGANIZATIONAL COSTS The Fund has agreed to reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $140,000. These costs normally are amortized over a 60 month period beginning on the date of the Fund's initial public offering of its shares. However, AICPA Statement of Position 98-5, which is effective for fiscal years beginning after December 15, 1998, requires that unamortized organizational costs on the Fund's statement of assets and liabilities be written off. Therefore, the Fund wrote off the remaining unamortized organizational costs in August 1999.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At January 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $1,725,004,944, the aggregate gross unrealized appreciation is $7,278,392 and the aggregate gross unrealized depreciation is $52,828,571 resulting in net unrealized depreciation on long- and short-term investments of $45,550,179.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                         % PER ANNUM
First $4.0 billion..........................................    .950 of 1%
Next $3.5 billion...........................................    .900 of 1%
Next $2.5 billion...........................................    .875 of 1%
Over $10.0 billion..........................................    .850 of 1%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the six months ended January 31, 2000, the Fund recognized expenses of approximately $115,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended January 31, 2000, the Fund recognized expenses of approximately $9,100 representing Van Kampen's cost of providing legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended January 31, 2000, the Fund recognized expenses for their services of approximately $447,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At January 31, 2000 and July 31, 1999, paid in surplus aggregated $1,744,154,325 and $1,467,251,336 respectively.

    Transactions in common shares were as follows:

                                                           SIX MONTHS
                                                             ENDED           YEAR ENDED
                                                        JANUARY 31, 2000    JULY 31, 1999
Beginning Shares....................................      145,951,374         40,992,495
                                                          -----------        -----------
  Shares Sold.......................................       41,528,218        112,343,843
  Shares Issued Through Dividend Reinvestment.......        4,038,542          3,904,175
  Shares Repurchased................................      (17,846,760)       (11,289,139)
                                                          -----------        -----------
  Net Increase in Shares............................       27,720,000        104,958,879
                                                          -----------        -----------
Ending Shares.......................................      173,671,374        145,951,374
                                                          ===========        ===========

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $489,727,594 and $238,544,595, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the common shares at that time. For the six months ended January 31, 2000, 17,846,760 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the six months ended January 31, 2000, Van Kampen received early withdrawal charges of approximately $470,300 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of approximately $7,113,261 as of January 31, 2000. The Fund generally will maintain with its custodian short-term

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on June 13, 2000. The proceeds of any borrowing by the Fund under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Fund for its shares. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .45%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.

    At January 31, 2000, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                                PRINCIPAL
                                                                 AMOUNT       VALUE
                    SELLING PARTICIPANT                           (000)       (000)
Lehman Brothers.............................................     $12,500     $12,502
Bankers Trust...............................................       8,155       8,156
Canadian Imperial Bank of Commerce..........................       7,700       7,700
Citibank....................................................       7,500       7,492
Credit Suisse...............................................       6,998       7,011
                                                                 -------     -------
Total.......................................................     $42,853     $42,861
                                                                 =======     =======

9. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

    Annual fees under the Plan of .15% (.25% maximum) of net assets are accrued daily and paid quarterly. For the six months ended January 31, 2000, the Fund paid service fees of $1,221,100 to Van Kampen.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Senior Floating Rate Fund:

     We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Floating Rate Fund (the "Fund"), including the portfolio of investments, as of July 31, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for the year then ended and for the period from March 27, 1998 (commencement of investment operations) to July 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Floating Rate Fund as of July 31, 1999, the results of its operations and cash flows for the year then ended, the changes in its net assets for the year then ended and for the period from March 27, 1998 (commencement of investment operations) to July 31, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois

September 14, 1999

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                        Bank Loan
 Amount                                          Ratings*             Stated
  (000)                 Borrower               Moody's   S&P        Maturity**            Value
----------------------------------------------------------------------------------------------------
            VARIABLE RATE *** SENIOR LOAN INTERESTS  78.7%
            AEROSPACE/DEFENSE  1.8%
 $ 4,952    Aerostructures Corp., Term
            Loan.............................   NR       BB-         12/31/03         $    4,948,658
  13,920    Decrane Finance Co., Term Loan...   B2       B+    09/30/05 to 04/23/06       13,912,566
   7,483    Stellex Technologies, Inc., Term
            Loan.............................   B2       B+          09/30/06              7,476,987
                                                                                      --------------
                                                                                          26,338,211
                                                                                      --------------
            AUTOMOTIVE  1.9%
   4,868    Breed Technologies, Inc., Term
            Loan.............................  Caa1      CCC   04/27/04 to 04/27/06        4,866,610
     717    Breed Technologies, Inc.,
            Revolving Credit Agreement.......  Caa1      CCC         04/27/04                717,137
  12,632    JL French Automotive Castings,
            Inc., Term Loan..................   B1       B+          10/21/06             12,630,974
  10,000    Metalforming Technologies, Inc.,
            Term Loan........................   NR       NR          06/30/06              9,990,325
                                                                                      --------------
                                                                                          28,205,046
                                                                                      --------------
            BEVERAGE, FOOD & TOBACCO  3.3%
  39,940    Agrilink Foods, Term Loan........   B1       BB-   09/30/04 to 09/30/05       39,937,063
   9,250    B & G Foods, Inc., Term Loan.....   B1       B+          03/31/06              9,243,122
                                                                                      --------------
                                                                                          49,180,185
                                                                                      --------------
            BROADCASTING  2.2%
  10,000    Comcorp Broadcasting, Inc., Term
            Loan.............................   NR       NR          06/30/07              9,999,726
   4,376    Fairchild Corp., Term Loan.......   Ba3      BB-         04/30/06              4,374,840
   8,000    Quoram Broadcasting, Inc., Term
            Loan.............................   Ba1      BB          09/30/07              8,009,522
   9,667    Sinclair Broadcasting, Term
            Loan.............................   Ba2      BB-         09/15/05              9,654,995
                                                                                      --------------
                                                                                          32,039,083
                                                                                      --------------
            BUILDINGS & REAL ESTATE  0.3%
   4,979    BSL Holdings, Term Loan..........   NR       BB-         12/30/05              4,975,019
                                                                                      --------------
            CHEMICALS, PLASTICS & RUBBER  5.0%
   6,451    High Performance Plastics, Inc.,
            Term Loan........................   NR       NR          03/31/05              6,446,921
  24,170    Lyondell Petrochemical Co., Term
            Loan.............................   Ba3      NR    06/30/05 to 05/17/06       24,162,755
   5,000    MetoKote Corp., Term Loan........   NR       NR          11/02/05              4,999,730
   8,125    Pioneer Americas Acquisition
            Corp., Term Loan.................   B2       B+          12/31/06              8,111,409
   6,575    Sterling Pulp Chemicals, Inc.,
            Term Loan........................   B3       BB-         09/30/04              6,571,201
  17,806    Sybron Chemicals, Inc., Term
            Loan.............................   NR       NR          07/31/04             17,802,942
   5,742    West American Rubber, Term
            Loan.............................   NR       NR          06/30/05              5,741,504
                                                                                      --------------
                                                                                          73,836,462
                                                                                      --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                        Bank Loan
 Amount                                          Ratings*             Stated
  (000)                 Borrower               Moody's   S&P        Maturity**            Value
----------------------------------------------------------------------------------------------------
            COMMUNICATIONS -- TELEPHONE  1.9%
 $18,937    Davel Financing Co., LLC, Term
            Loan.............................   NR       NR          06/23/05         $   18,918,326
   9,819    Telespectrum Worldwide, Inc.,
            Term Loan........................   NR       NR    12/31/01 to 12/31/03        9,815,712
                                                                                      --------------
                                                                                          28,734,038
                                                                                      --------------
            CONSTRUCTION MATERIALS  2.4%
  21,000    American Buildings Co., Term
            Loan.............................   NR       NR          11/15/05             20,999,978
   5,216    Flextek Components, Inc., Term
            Loan (a).........................   NR       NR          02/28/05              4,182,641
  10,114    Hexcel Corp., Term Loan..........   Ba2      BB          09/14/05             10,105,369
                                                                                      --------------
                                                                                          35,287,988
                                                                                      --------------
            CONTAINERS, PACKAGING & GLASS  1.3%
   5,925    American Bottling Co., Term
            Loan.............................   NR       NR          05/01/07              5,924,050
   1,148    Huntsman Packaging Corp., Term
            Loan.............................   Ba2      NR          12/31/02              1,148,028
   2,093    Huntsman Packaging Corp.,
            Revolving Credit Agreement.......   Ba2      NR          12/31/02              2,093,316
   4,947    Safelite Glass Corp., Term
            Loan.............................   B1       B+          12/23/03              4,944,638
   1,200    Safelite Glass Corp., Revolving
            Credit Agreement.................   B1       B+          12/23/03              1,199,729
   3,911    Stone Container Corp., Term
            Loan.............................   Ba3      B+          10/01/03              3,910,712
                                                                                      --------------
                                                                                          19,220,473
                                                                                      --------------
            DIVERSIFIED MANUFACTURING  0.6%
   7,792    Intesys Technologies, Inc., Term
            Loan.............................   NR       NR    06/30/04 to 06/30/06        7,786,137
     672    Intesys Technologies, Inc.,
            Revolving Credit Agreement.......   NR       NR          06/30/04                672,000
                                                                                      --------------
                                                                                           8,458,137
                                                                                      --------------
            ECOLOGICAL  3.6%
  50,000    Allied Waste North America, Inc.,
            Term Loan........................   Ba3      NR    07/23/06 to 07/23/07       50,000,000
   3,204    Safety-Kleen Corp., Term Loan....   Ba3      BB    04/03/05 to 04/03/06        3,202,946
                                                                                      --------------
                                                                                          53,202,946
                                                                                      --------------
            ELECTRONICS  1.5%
   7,500    Amphenol Corp., Term Loan........   Ba3      B+          05/19/04              7,493,775
   8,982    Details Capital Corp., Term
            Loan.............................   B1       B+          04/22/05              8,981,225
   4,984    Stratus Computers, Inc., Term
            Loan.............................   NR       NR          12/31/04              5,007,542
                                                                                      --------------
                                                                                          21,482,542
                                                                                      --------------
            ENTERTAINMENT & LEISURE  0.3%
   4,963    True Temper Sports, Inc., Term
            Loan.............................   B1       BB-         09/30/05              4,958,950
                                                                                      --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                        Bank Loan
 Amount                                          Ratings*             Stated
  (000)                 Borrower               Moody's   S&P        Maturity**            Value
----------------------------------------------------------------------------------------------------
            FARMING & AGRICULTURE  0.3%
 $ 4,887    Walco International, Inc., Term
            Loan.............................   NR       NR          03/31/04         $    4,918,047
                                                                                      --------------
            FINANCE  1.8%
  10,000    Bridge Information Systems, Inc.,
            Term Loan........................   NR       NR          05/29/05              9,993,589
   6,961    Outsourcing Solutions, Term
            Loan.............................   B2       BB-         10/15/04              6,957,363
  10,000    Paul G. Allen, Term Loan.........   NR       NR          06/10/03              9,999,150
                                                                                      --------------
                                                                                          26,950,102
                                                                                      --------------
            GROCERY  1.9%
  27,759    The Pantry, Inc., Term Loan......   B1       BB-         01/31/06             27,758,315
                                                                                      --------------
            HEALTHCARE  2.2%
   6,908    Meditrust Corp., Term Loan.......   NR       NR          07/17/01              6,907,522
  18,151    Vencor, Inc., Term Loan (b)......  Caa2      NR          01/15/05             17,241,865
   7,900    Wilson Greatbatch, Ltd., Term
            Loan.............................   NR       NR          07/30/04              7,898,611
                                                                                      --------------
                                                                                          32,047,998
                                                                                      --------------
            HOME & OFFICE FURNISHINGS,
            HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  2.6%
  21,500    Imperial Home Decor Group, Inc.,
            Term Loan........................   B1        B    03/13/05 to 03/13/06       21,573,296
  16,583    Renters Choice, Inc., Term
            Loan.............................   Ba3      BB-   01/31/06 to 01/31/07       16,583,642
                                                                                      --------------
                                                                                          38,156,938
                                                                                      --------------
            HOTELS, MOTELS, INNS, & GAMING  3.4%
  10,000    Aladdin Gaming, LLC, Term Loan...   B2       NR    08/25/06 to 08/26/06        9,997,342
  40,000    Starwood Hotels & Resorts
            Worldwide, Inc., Term Loan.......   Ba1      NR          02/23/03             40,011,547
                                                                                          50,008,889
                                                                                      --------------
            MACHINERY  1.3%
   4,187    Numatics, Inc., Term Loan........   Ba3       B    03/19/04 to 09/19/05        4,184,097
  15,000    Ocean Rig (Norway), Term Loan....   NR       NR          06/01/08             14,992,358
                                                                                      --------------
                                                                                          19,176,455
                                                                                      --------------
            MINING, STEEL, IRON &
            NON-PRECIOUS METALS  1.0%
   9,900    Ispat Inland, Term Loan..........   Ba3      BB    07/16/05 to 07/16/06        9,893,616
   5,000    White Knight Resources, Ltd.,
            Term Loan........................   NR       NR          06/30/07              5,001,004
                                                                                      --------------
                                                                                          14,894,620
                                                                                      --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                        Bank Loan
 Amount                                          Ratings*             Stated
  (000)                 Borrower               Moody's   S&P        Maturity**            Value
----------------------------------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS  1.6%
 $14,850    Le Group Forex, Inc., Term
            Loan.............................   NR       BB          06/30/05         $   14,850,000
   8,833    Pacifica Papers, Inc., Term
            Loan.............................   Ba2      BB          03/12/06              8,832,072
                                                                                      --------------
                                                                                          23,682,072
                                                                                      --------------
            PERSONAL & MISCELLANEOUS
            SERVICES  1.1%
   2,131    Boyds Collection, Ltd., Term
            Loan.............................   Ba3      B+          04/21/06              2,128,845
  13,500    Dimac Corp., Term Loan...........  Caa1      B-    06/30/06 to 12/30/06       13,527,759
                                                                                      --------------
                                                                                          15,656,604
                                                                                      --------------
            PHARMACEUTICALS  1.2%
  17,559    King Pharmaceuticals, Inc., Term
            Loan.............................   B1       BB-         12/18/06             17,558,824
                                                                                      --------------
            PRINTING & PUBLISHING 1.8%
   6,474    Advanstar Communications, Term
            Loan.............................   Ba3      B+          04/30/05              6,473,441
   4,948    Check Printers, Inc., Term
            Loan.............................   NR       NR          06/30/05              4,948,221
   5,566    Penton Media, Inc., Term Loan....   Ba3      BB-         05/31/06              5,565,960
   4,984    Reiman Publications, Inc., Term
            Loan.............................   NR       NR          12/10/05              4,983,950
   4,190    TransWestern Publishing, LP, Term
            Loan.............................   Ba3      B+          10/01/04              4,189,907
                                                                                      --------------
                                                                                          26,161,479
                                                                                      --------------
            RESTAURANTS & FOOD SERVICE  2.1%
   4,171    Americas Favorite Chicken, Inc.,
            Term Loan........................   Ba3      BB-         06/30/02              4,168,827
   1,384    Carvel Corp., Term Loan..........   NR       NR          06/30/00              1,382,250
  24,918    Domino's Pizza, Term Loan........   B1       B+    12/21/06 to 12/21/07       24,908,997
                                                                                      --------------
                                                                                          30,460,074
                                                                                      --------------
            RETAIL -- OFFICE PRODUCTS  0.7%
   9,985    U.S. Office Products Co., Term
            Loan.............................   B2        B          06/09/06              9,984,561
                                                                                      --------------
            RETAIL -- STORES  1.5%
  14,888    Duane Reade, Inc., Term Loan.....   B1       B+          02/15/06             14,892,722
   7,159    Kirklands Holdings, Term Loan....   NR       NR          06/30/02              7,158,350
                                                                                      --------------
                                                                                          22,051,072
                                                                                      --------------
            TELECOMMUNICATIONS -- CELLULAR  3.8%
  38,300    BCP SP Ltd., Term Loan...........   NR       NR          03/31/00             37,938,261
   3,000    Cellular, Inc. Financial Corp.
            (CommNet), Term Loan.............   B1       NR          09/30/05              2,994,465
  15,000    Wireless One Network, LP, Term
            Loan.............................   NR       NR          09/30/07             14,973,525
                                                                                      --------------
                                                                                          55,906,251
                                                                                      --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                        Bank Loan
 Amount                                          Ratings*             Stated
  (000)                 Borrower               Moody's   S&P        Maturity**            Value
----------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS -- HYBRID  3.8%
 $32,000    Nextel Finance Co., Term Loan....   Ba3       B    09/30/06 to 03/31/07   $   32,001,236
  24,000    Pacific Crossing, Ltd., Term
            Loan.............................   NR       NR          07/28/06             23,998,088
                                                                                      --------------
                                                                                          55,999,324
                                                                                      --------------
            TELECOMMUNICATIONS -- PERSONAL COMMUNICATIONS SYSTEMS  2.3%
  29,133    Omnipoint Communications, Inc.,
            Term Loan........................   B2       NR    02/01/06 to 02/17/06       29,553,419
   5,000    Telecorp PCS, Inc., Term Loan....   B2       NR          12/05/07              4,998,546
                                                                                      --------------
                                                                                          34,551,965
                                                                                      --------------
            TELECOMMUNICATIONS -- WIRELESS MESSAGING  7.0%
  45,000    Arch Paging, Inc., Term Loan.....   B2        B          06/30/06             42,266,962
  55,000    Iridium Operating, LLC, Term Loan
            (b)..............................   NR       CC          12/29/00             49,496,314
  11,000    TSR Wireless, LLC, Term Loan.....   NR       NR          06/30/05             10,996,383
                                                                                      --------------
                                                                                         102,759,659
                                                                                      --------------
            TEXTILES & LEATHER  3.6%
   8,196    American Marketing Industries,
            Inc., Term Loan..................   NR       NR    11/30/04 to 11/30/05        8,193,262
  20,000    Glenoit Corp., Term Loan.........   B1       BB-   12/31/03 to 06/30/04       19,995,312
   5,400    Humphrey's, Inc., Term Loan......   B2       NR          01/15/03              5,389,878
   4,822    Joan Fabrics Corp., Term Loan....   NR       NR          06/30/05              4,817,305
  13,895    Norcross Safety Products, Term
            Loan.............................   NR       NR          10/02/05             13,893,518
                                                                                      --------------
                                                                                          52,289,275
                                                                                      --------------
            TRANSPORTATION -- CARGO  0.9%
   4,450    Gemini Air Cargo, Inc., Term
            Loan.............................   B1       NR          12/12/02              4,446,759
   8,100    OmniTrax Railroads, LLC, Term
            Loan.............................   NR       NR          05/14/05              8,098,386
                                                                                      --------------
                                                                                          12,545,145
                                                                                      --------------
            TRANSPORTATION -- MANUFACTURING COMPONENTS  3.3%
  24,813    SPX Corp., Term Loan.............   Ba3      BB          09/30/06             24,809,445
  23,200    Transportation Manufacturing,
            Inc., Term Loan..................   NR       BB-         06/15/06             23,200,000
                                                                                      --------------
                                                                                          48,009,445
                                                                                      --------------
            TRANSPORTATION -- PERSONAL  3.4%
  50,000    Avis Rent A Car, Inc., Term
            Loan.............................   Ba3      BB+   06/30/06 to 06/30/07       50,000,234
                                                                                      --------------
TOTAL VARIABLE RATE *** SENIOR LOAN INTERESTS  78.7%
  (Cost $1,158,358,320)............................................................   $1,157,446,428
                                                                                      --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

                                                                                          Value
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  19.9%
COMMERCIAL PAPER  14.4%
  Alabama Power Co. ($10,000,000 par, maturing 08/03/99, yielding 5.10%)...........    $   9,997,167
  Baxter International, Inc. ($144,000 par, maturing 08/03/99, yielding 5.10%).....          143,959
  CSX Corp. ($15,000,000 par, maturing 08/24/99, yielding 5.27%)...................       14,949,496
  Centex Corp. ($1,181,000 par, maturing 08/05/99, yielding 5.23%).................        1,180,314
  Comdisco, Inc. ($21,500,000 par, maturing 08/10/99 to 08/11/99, yielding 5.27% to
    5.30%).........................................................................       21,469,121
  Compaq Computer Corp. ($8,122,000 par, maturing 08/25/99, yielding 5.28%)........        8,093,411
  Cox Communications, Inc. ($20,900,000 par, maturing 08/09/99 to 08/10/99,
    yielding 5.22% to 5.25%).......................................................       20,875,552
  General Electric Capital Corp. ($1,450,000 par, maturing 08/23/99, yielding
    5.07%).........................................................................        1,445,507
  General Motors Corp. ($505,000 par, maturing 08/05/99, yielding 5.05%)...........          504,717
  Halliburton Co. ($4,591,000 par, maturing 08/02/99, yielding 5.07%)..............        4,590,353
  Hunt (J.B.) Transportation Services, Inc. ($4,000,000 par, maturing 08/04/99,
    yielding 5.18%)................................................................        3,998,273
  Pfizer, Inc. ($3,788,000 par, maturing 08/12/99 to 08/13/99, yielding 5.06%).....        3,781,890
  Praxair, Inc. ($1,479,000 par, maturing 08/19/99, yielding 5.25%)................        1,475,118
  Raytheon Co. ($10,000,000 par, maturing 08/09/99, yielding 5.22%)................        9,988,400
  Rite Aid Corp. ($22,000,000 par, maturing 08/09/99 to 08/12/99, yielding
    5.25%).........................................................................       21,971,271
  Safeway, Inc. ($17,500,000 par, maturing 08/02/99, yielding 5.28% to 5.30%)......       17,497,432
  TRW, Inc. ($15,675,000 par, maturing 08/16/99, yielding 5.30%)...................       15,640,384
  Tampa Electric Co. ($5,585,000 par, maturing 08/19/99, yielding 5.04%)...........        5,570,926
  Tandy Corp. ($15,700,000 par, maturing 08/23/99 to 08/25/99, yielding 5.18%).....       15,647,797
  Temple Inland, Inc. ($9,787,000 par, maturing 08/02/99, yielding 5.25%)..........        9,785,573
  Western Resources, Inc. ($8,512,000 par, maturing 08/02/99 to 08/25/99, yielding
    5.25% to 5.27%)................................................................        8,486,075
  Xtra, Inc. ($14,576,000 par, maturing 08/05/99 to 08/24/99, yielding 5.22% to
    5.30%).........................................................................       14,540,220
                                                                                      --------------
TOTAL COMMERCIAL PAPER.............................................................      211,632,956
                                                                                      --------------
SHORT-TERM LOAN PARTICIPATIONS  5.5%
  Cummins Engine, Inc. ($10,000,000 par, maturing 08/02/99, yielding 5.23%)........       10,000,000
  Englehard Corp. ($12,707,000 par, maturing 08/18/99, yielding 5.27%).............       12,707,000
  Enron Oil & Gas Co. ($2,000,000 par, maturing 08/02/99, yielding 5.28%)..........        2,000,000
  Gillette Co. ($5,000,000 par, maturing 08/02/99, yielding 5.16%).................        5,000,000
  National Rural Utilities Coop Finance Corp. ($3,600,000 par, maturing 08/12/99,
    yielding 5.10%)................................................................        3,600,000
  Ralston Purina Co. ($10,000,000 par, maturing 08/03/99, yielding 5.23%)..........       10,000,000

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

                                                                                          Value
----------------------------------------------------------------------------------------------------
SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
  Sprint Capital Corp. ($12,863,000 par, maturing 08/17/99 to 08/24/99, yielding
    5.26% to 5.27%)................................................................   $   12,863,000
  Temple Inland, Inc. ($5,000,000 par, maturing 08/03/99, yielding 5.24%)..........        5,000,000
  Universal Corp. ($15,000,000 par, maturing 08/03/99 to 08/24/99, yielding 5.27%
    to 5.28%)......................................................................       15,000,000
  Western Resources, Inc. ($5,500,000 par, maturing 08/06/99, yielding 5.28%)......        5,500,000
                                                                                      --------------
TOTAL SHORT-TERM LOAN PARTICIPATIONS  5.5%.........................................       81,670,000
                                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS  19.9%
  (Cost $293,302,956)..............................................................      293,302,956
                                                                                      --------------
TOTAL INVESTMENTS  98.6%
  (Cost $1,451,661,276)............................................................    1,450,749,384
OTHER ASSETS IN EXCESS OF LIABILITIES 1.4%.........................................       21,203,253
                                                                                      --------------
NET ASSETS  100.0%.................................................................   $1,471,952,637
                                                                                      ==============

NR = Not Rated

(a) This Senior Loan interest is non-income producing.
(b) Subsequent to the year ended July 31, 1999, this borrower has filed for protection in federal bankruptcy court.
* Bank loans rated below Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

*** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,451,661,276).....................  $1,450,749,384
Receivables:
  Fund Shares Sold..........................................      19,292,144
  Interest..................................................       7,486,042
  Funding Fee...............................................         250,000
Prepaid Expenses............................................         248,635
Unamortized Organizational Costs............................         102,254
Other.......................................................          12,742
                                                              --------------
      Total Assets..........................................   1,478,141,201
                                                              --------------
LIABILITIES:
Payables:
  Custodian Bank............................................       2,093,112
  Income Distributions......................................       1,906,304
  Investment Advisory Fee...................................       1,194,857
  Administrative Fee........................................         334,106
  Distributor and Affiliates................................         321,213
  Initial Offering and Registration Costs...................          41,558
Accrued Expenses............................................         262,972
Trustees' Deferred Compensation and Retirement Plans........          34,442
                                                              --------------
      Total Liabilities.....................................       6,188,564
                                                              --------------
NET ASSETS..................................................  $1,471,952,637
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 145,951,374 shares issued and
  outstanding)..............................................  $    1,459,514
Paid in Surplus.............................................   1,467,251,336
Accumulated Undistributed Net Investment Income.............       3,303,975
Accumulated Net Realized Gain...............................         849,704
Net Unrealized Depreciation.................................        (911,892)
                                                              --------------
NET ASSETS..................................................  $1,471,952,637
                                                              ==============
NET ASSET VALUE PER COMMON SHARE
  ($1,471,952,637 divided by 145,951,374 shares
  outstanding)..............................................  $        10.09
                                                              ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended July 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $72,161,646
Fees........................................................        183,161
Other.......................................................        694,082
                                                                -----------
    Total Income............................................     73,038,889
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      8,398,576
Administrative Fee..........................................      2,210,152
Service Fee.................................................      1,326,091
Shareholder Services........................................        593,110
Legal.......................................................        250,491
Custody.....................................................        179,791
Trustees' Fees and Related Expenses.........................         44,013
Amortization of Organizational Costs........................         28,003
Other.......................................................      1,191,214
                                                                -----------
    Total Expenses..........................................     14,221,441
    Investment Advisory Fee Reduction.......................         95,436
                                                                -----------
    Net Expenses............................................     14,126,005
                                                                -----------
NET INVESTMENT INCOME.......................................    $58,912,884
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   891,210
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................        560,714
  End of the Period.........................................       (911,892)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (1,472,606)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $  (581,396)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $58,331,488
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Year Ended July 31, 1999 and the Period March 27, 1998
            (Commencement of Investment Operations) to July 31, 1998
--------------------------------------------------------------------------------

                                                    Year Ended     Period Ended
                                                  July 31, 1999    July 31, 1998
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................  $   58,912,884   $  5,120,997
Net Realized Gain/Loss..........................         891,210         (2,430)
Net Unrealized Appreciation/Depreciation During
  the Period....................................      (1,472,606)       560,714
                                                  --------------   ------------
Change in Net Assets from Operations............      58,331,488      5,679,281
                                                  --------------   ------------
Distributions from Net Investment Income........     (56,436,224)    (4,980,066)
Distributions from Net Realized Gain............         (39,076)           -0-
                                                  --------------   ------------
  Total Distributions...........................     (56,475,300)    (4,980,066)
                                                  --------------   ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................       1,856,188        699,215
                                                  --------------   ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................   1,133,265,976    408,647,472
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................      39,411,306      3,263,134
Cost of Shares Repurchased......................    (114,016,137)    (1,274,517)
                                                  --------------   ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................   1,058,661,145    410,636,089
                                                  --------------   ------------
TOTAL INCREASE IN NET ASSETS....................   1,060,517,333    411,335,304
NET ASSETS:
Beginning of the Period.........................     411,435,304        100,000
                                                  --------------   ------------
End of the Period (Including undistributed net
  investment income of $3,303,975 and $309,945,
  respectively).................................  $1,471,952,637   $411,435,304
                                                  ==============   ============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

                        For the Year Ended July 31, 1999
--------------------------------------------------------------------------------


CHANGE IN NET ASSETS FROM OPERATIONS........................    $    58,331,488
                                                                ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................     (1,057,228,835)
  Increase in Interest Receivable...........................         (4,953,617)
  Increase in Receivable for Funding Fee....................           (250,000)
  Decrease in Prepaid Expenses..............................            230,851
  Decrease in Unamortized Organizational Costs..............             28,003
  Decrease in Other Assets..................................              6,370
  Increase in Investment Advisory Fees Payable..............            886,398
  Increase in Administrative Fees Payable...................            236,132
  Increase in Distributor & Affiliates Payable..............            201,797
  Decrease in Organizational Costs Payable..................           (135,000)
  Decrease in Offering & Registration Fees Payable..........           (430,251)
  Increase in Accrued Expenses..............................            145,577
  Increase in Trustees' Deferred Compensation and Retirement
    Plans Payable...........................................             28,631
                                                                ---------------
    Total Adjustments.......................................     (1,061,233,944)
                                                                ---------------
NET CASH USED FOR OPERATING ACTIVITIES......................     (1,002,902,456)
                                                                ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................      1,130,436,489
Change in Intra-day Credit Line with Custodian Bank.........          2,093,112
Payments on Shares Repurchased..............................       (114,016,137)
Cash Dividends Paid.........................................        (15,610,394)
Capital Gain Distributions Paid.............................            (39,076)
                                                                ---------------
  Net Cash Provided by Financing Activities.................      1,002,863,994
                                                                ---------------
NET DECREASE IN CASH........................................            (38,462)
Cash at Beginning of the Period.............................             38,462
                                                                ---------------
CASH AT END OF THE PERIOD...................................    $           -0-
                                                                ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                      March 27, 1998
                                                                      (Commencement
                                                                      of Investment
                                                       Year Ended     Operations) to
                                                      July 31, 1999   July 31, 1998
------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............    $10.037         $10.000
                                                         -------         -------
  Net Investment Income..............................       .652            .213
  Net Realized and Unrealized Gain...................       .037            .034
                                                         -------         -------
Total from Investment Operations.....................       .689            .247
                                                         -------         -------
Less:
  Distributions from Net Investment Income...........       .640            .210
  Distributions from Realized Gain...................       .001             -0-
                                                         -------         -------
Total Distributions..................................       .641            .210
                                                         -------         -------
Net Asset Value, End of the Period...................    $10.085         $10.037
                                                         =======         =======
Total Return* (a)....................................      7.09%           2.52%**
Net Assets at End of the Period (In millions)........    $1,472.0        $ 411.4
Ratio of Expenses to Average Net Assets*.............      1.60%           1.70%
Ratio of Net Investment Income to Average Net
  Assets*............................................      6.66%           6.33%
Portfolio Turnover (b)...............................        23%              4%**
* If certain expenses had not been waived by Van Kampen, Total
  Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..............      1.61%           1.92%
Ratio of Net Investment Income to Average Net
  Assets.............................................      6.65%           6.11%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.
(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Senior Floating Rate Fund (the "Fund"), is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Fund commenced investment operations on March 27, 1998.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Fund's Variable Rate Senior Loan interests, totaling $1,157,446,428 (78.7% of net assets) is determined by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Fund's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interest, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and the maturity date. To the extent that reliable secondary market transactions in Variable Rate Senior Loan interest have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty in the nature of the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been reliable market activity for that Variable Rate Senior Loan interest. Short-term securities with remaining maturities of 60 days or less are valued at

                                 July 31, 1999
--------------------------------------------------------------------------------

amortized cost. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. ORGANIZATIONAL COSTS--The Fund has agreed to reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $140,000. These costs normally are amortized over a 60 month period beginning on the date of the Fund's initial public offering of its shares. However, AICPA Statement of Position 98-5, which is effective for fiscal years beginning after December 15, 1998, requires that unamortized organizational costs on the Fund's statement of assets and liabilities be written off. Therefore, the Fund will write off the remaining unamortized organizational costs in August 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.
    At July 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $1,451,663,912, the aggregate gross unrealized appreciation is $5,579,324 and the aggregate gross unrealized depreciation is $6,493,852 resulting in net unrealized depreciation on long- and short-term investments of $914,528.

                                 July 31, 1999
--------------------------------------------------------------------------------

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. Permanent differences of $479,486 relating to certain offering costs which are not deductible for tax purposes and $37,884 relating to expenses not deductible for tax purposes have been reclassified from capital to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $4.0 billion....................................    .950 of 1%
Next $3.5 billion.....................................    .900 of 1%
Next $2.5 billion.....................................    .875 of 1%
Over $10.0 billion....................................    .850 of 1%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.
    For the year ended July 31, 1999, the Adviser voluntarily waived $95,436 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
    For the year ended July 31, 1999, the Fund recognized expenses of approximately $226,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                                 July 31, 1999
--------------------------------------------------------------------------------

    For the year ended July 31, 1999, the Fund recognized expenses of approximately $23,800 representing Van Kampen's cost of providing legal services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended July 31, 1999, the Fund recognized expenses for their services of approximately $484,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At July 31, 1999 and 1998, paid in surplus aggregated $1,467,251,336 and $410,157,150, respectively.
    Transactions in common shares were as follows:

                                                 Year Ended      Period Ended
                                                July 31, 1999    July 31, 1998
------------------------------------------------------------------------------
Beginning Shares............................      40,992,495          10,000
                                                 -----------      ----------
  Shares Sold...............................     112,343,843      40,784,384
  Shares Issued Through Dividend
     Reinvestment...........................       3,904,175         325,311
  Shares Repurchased........................     (11,289,139)       (127,200)
                                                 -----------      ----------
  Net Increase in Shares....................     104,958,879      40,982,495
                                                 -----------      ----------
Ending Shares...............................     145,951,374      40,992,495
                                                 ===========      ==========

4. INVESTMENT TRANSACTIONS
During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,005,714,746 and $176,166,968, respectively.

                                 July 31, 1999
--------------------------------------------------------------------------------

5. TENDER OF SHARES
The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the common shares at that time. For the year ended July 31, 1999, 11,289,139 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE
An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the year ended July 31, 1999, Van Kampen received early withdrawal charges of approximately $528,221 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of approximately $8,233,701 as of July 31, 1999. The Fund generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.
    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on June 13, 2000. The proceeds of any borrowing by the Fund under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Fund for its shares. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .45%, except during the period from December 17, 1999 through January 14, 2000 the applicable margin shall be .575%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS
The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk

                                 July 31, 1999
--------------------------------------------------------------------------------

of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.
    At July 31, 1999, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                      PRINCIPAL
                                                       AMOUNT       VALUE
               SELLING PARTICIPANT                      (000)       (000)
--------------------------------------------------------------------------
Bankers Trust.....................................     $ 8,196     $ 8,193
Canadian Imperial Bank of Commerce................      12,152      12,147
                                                       -------     -------
Total.............................................     $20,348     $20,340
                                                       =======     =======

9. SERVICE PLAN
The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.
    Annual fees under the Plan of .15% (.25% maximum) of net assets are accrued daily and paid quarterly. For the year ended July 31, 1999, the Fund paid service fees of $1,327,950 to Van Kampen.